                                                                   Exhibit 10.51

Loan # 250



                          LOAN AND SECURITY AGREEMENT

                                    made by

                                LLO-GAS, INC.,
                            a Delaware corporation,
                                  as Borrower

                                  in favor of

                    CONVENIENCE STORE FINANCE COMPANY, LLC,
                 its successors and assigns, as Secured Party



                           Dated:  October 26, 1999

                          LOAN AND SECURITY AGREEMENT

                               TABLE OF CONTENTS

INDEX ITEM                                                                 Page
----------                                                                 ----
Preliminary Statement

1.   GRANT

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1  Borrower's Name

2.2  Location of Borrower, Business and Collateral; Inspection

2.3  Organization; Chief Executive Office; Affiliates

2.4  No Change in Name, Location or Corporate Structure

2.5  Power and Authority

2.6  Due Execution and Delivery, Enforceability

2.7  Operating Experience

2.8  Financial Coverages

2.9  Limitation on Indebtedness and Lease Obligations

2.10 Title; No Liens, Claims or Encumbrances

2.11 No Further Disposition or Encumbrances

2.12 Principal Agreements

2.13 Encumbrance of Principal Agreements

2.14 Financing Statements; Perfected Security Interest

2.15 No Conflict

2.16 No Consent Required

2.17  Purpose for Loans

2.18 Compliance Certificates; Reports; Communications.

2.19 Accuracy of Information

2.20 Maintenance of Collateral and Business; Casualty and Condemnation

2.21 Insurance

2.22 Compliance with Laws; No Violation; Indemnity

2.23 Subsidiaries

2.24 Tax Returns

2.25 Litigation

2.26 Credit Card Agreements

2.27 Purchase Agreement; Bring Down of Representations; Survival of Warranties; Cumulative

2.28 Capitalization; Solvency

2.29 Maintenance of Existence

2.30 Notice of Material Adverse Changes

2.31 Sale of Assets, Consolidation, Merger, Dissolution, Etc

2.32 Encumbrances

2.33 Indebtedness

2.34 Loans, Investments, Guarantees, Etc.

2.35 Distributions and Redemptions

2.36 Transactions with Affiliates

2.37 INTENTIONALLY OMITTED.

2.38 Deposit Accounts

2.39 Payments

2.40 Costs and Expenses

3.   SPECIAL PROVISIONS ON COLLATERAL

3.1  New Collateral Locations; Right of First Refusal

3.2  Accounts

3.3  Inventory Covenants

3.4  Equipment Covenants

3.5  Power of Attorney

3.6  Right to Cure

3.7  Access to Premises

4.   SPECIAL PROVISIONS CONCERNING COLLATERAL REVENUES

5. SPECIAL PROVISIONS CONCERNING RIGHTS AND DUTIES WHILE IN POSSESSION OF COLLATERAL

5.1  Borrower's Possession

5.2  Secured Party's Possession

6.   EVENTS OF DEFAULT

6.1  Nonpayment, default, breach, etc.

6.1.3 Other defaults of Borrower and other liable parties

7.   REMEDIES

7.1  Cumulative Rights and Remedies

7.2  Acceleration of Obligations

7.3 Additional Rights of Secured Party

7.4 Application of Proceeds; Deficiency

7.5 Required Notice of Sale

8. POST-DEFAULT POWER OF ATTORNEY

9. HEIRS, SUCCESSORS AND ASSIGNS

10. INDEMNIFICATION

11. OBLIGATIONS AND SECURITY INTEREST ABSOLUTE

12. ASSIGNMENT

13. FURTHER ASSURANCES

14. TERM

15. MISCELLANEOUS

15.1 Entire Agreement.

15.2 Notices

15.3 Reasonableness

15.4 Recovery of Sums Required To Be Paid

15.5 WAIVERS

15.6 WAIVER OF TRIAL BY JURY

15.7 Waiver of Notices

15.8 Relationship

15.9 Waiver of Counterclaims

15.10 No Conflict with Principal Agreements

15.11 Time is of the Essence

15.12 Limitation on Interest

15.13 Governing Law; Binding Effect

15.14 Severability

15.15 Counterparts; Captions; Construction


SIGNATURE PAGE
Schedules List
Exhibits List

                                SCHEDULES LIST
                                --------------


DEFINITIONS SCHEDULE
INFORMATION SCHEDULE
SPECIFIED MARKET SCHEDULE


SCHEDULE 2.3   AFFILIATES
SCHEDULE 2.14  FILING OFFICES
SCHEDULE 2.23  SUBSIDIARIES
SCHEDULE 2.26  CREDIT CARD AGREEMENTS
SCHEDULE 2.31  SALE OF ASSETS
SCHEDULE 2.38  LOCAL BANKS

                                 EXHIBITS LIST
                                 -------------


EXHIBIT A      Secured Promissory Note (Preliminary Statement)
EXHIBIT B      Schedule of Notes and Properties (Preliminary Statement)
EXHIBIT C      Current Filings (? 2.10)
EXHIBIT D      Principal Agreements (? 2.12)
EXHIBIT E      Compliance Certificate (? 2.18)
EXHIBIT F      Local Bank Direction Letters (? 2.38)
EXHIBIT H      Financing Statements (on Form UCC-1)

                    CONVENIENCE STORE FINANCE COMPANY, LLC


                            CSFC 1999 LOAN PROGRAM



                                                                 CSFC Loan # 250



                              SECURITY AGREEMENT
--------------------------------------------------------------------------------

Date of Loan Agreement:   October 26, 1999
--------------------------------------------------------------------------------

Borrower:                 LLO-GAS, INC.,
                          a Delaware corporation
--------------------------------------------------------------------------------

Property:                 3817 W. Third Street, Los Angeles, CA
                          3366 N. San Gabriel Blvd., Rosemead, CA
                          702 W. Broadway Road, Phoenix, AZ
                          4100 California Avenue, Bakersfield, CA
                          13001 Stockdale Hwy., Bakersfield, CA
                          64200 20/th/ Street/P.O. Box 938 N. Palms Springs, CA
                          240 Commerce Drive, Mammoth Lakes, CA
                          16096 Slover Avenue, Fontana, CA
--------------------------------------------------------------------------------

Secured Party:            CONVENIENCE STORE FINANCE COMPANY, LLC, together with
                          its successor and assigns
--------------------------------------------------------------------------------

                                                                 CSFC Loan # 250


                          LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT (this "Loan Agreement"), dated as of October __, 1999, made by LLO-GAS, INC., a Delaware corporation, as borrower ("Borrower"), in favor of CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company, as secured party (together with its successors and assigns, "Secured Party").

                             Preliminary Statement
                             ---------------------

     Borrower has requested that Secured Party make one or more loans to Borrower in the aggregate principal amount of SEVEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($7,800,000.00) (collectively, the "Loan") and Borrower has agreed to evidence such Loan by executing and delivering to Secured Party one or more Secured Promissory Notes in the form of EXHIBIT A attached hereto, and in
                                             ---------
the original principal amounts set forth on EXHIBIT B attached hereto (each a
                                            ---------
"Note", and collectively, the "Notes") made payable to Secured Party in said original principal amounts and for the term and on the terms and conditions set forth therein. The Notes shall be secured by one or more deeds of trust, mortgages and/or deeds to secure debt on the commercial properties (each a "Property" and collectively, the "Properties") with the addresses and in the counties and states set forth on EXHIBIT B and on the INFORMATION SCHEDULE
                                 ---------
annexed hereto. In addition, and as a condition to the making of the Loan, Secured Party has requested, and Borrower has agreed, among other things, to grant to Secured Party a security interest in the Collateral (as defined below). The terms used herein (whether or not capitalized) have the meanings accorded such terms in the text hereof and in the DEFINITIONS SCHEDULE attached hereto and made a part hereof and, to the extent not inconsistent therewith, the UCC.

     Pursuant to that certain Security Agreement (the "Subordinate Loan Agreement") dated as of October ___, 1999 by and between Borrower and Capstone Capital, LLC, a Delaware limited liability company ("Subordinate Lender"), Subordinate Lender has or may provide certain loans to Borrower in the principal amount of $________________ (the "Subordinate Loan").

     Pursuant to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of October ___, 1999 by and between Subordinate Lender and Secured Party, Secured Party will allow Subordinate Lender to take a senior security interest only in the Petroleum Inventory (as defined in the Intercreditor Agreement).

     In consideration of the foregoing, the benefits accruing to Borrower and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges,

Borrower hereby makes the following representations and warranties to Secured Party and covenants and agrees with Secured Party as follows:

     1.   GRANT.  To secure the Obligations, Borrower hereby pledges, assigns,
          -----
transfers and grants to Secured Party a continuing security interest in and Lien on and right of set off with respect to the following property and assets, whether now owned and existing or hereafter acquired or arising (collectively "Collateral"): all Goods (including Inventory and Equipment), General Intangibles (except as provided below), Accounts, certificates of title, fixtures, money, instruments, securities, investment property, documents, chattel paper, credit balances, deposits, deposit accounts, letters of credit, bankers' acceptances, guaranties, credits, claims, choses in action, demands, and all present and future Liens, security interests, rights, insurance, remedies, title and interest in, to and in respect of Accounts and other property of every kind and description and all other personal property, now or hereafter owned, acquired, existing, arising, held, used, sold or consumed in connection with Borrower's Business or Property and any other property, rights and interests of Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of Secured Party or any of its agents or representatives, for any purpose (including, without limitation, any Replacement Collateral); all additions and accessions thereto, substitutions therefor and replacements and improvements of or to any or all of the foregoing, all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived therefrom, and all moneys which may become payable under any policy insuring any of the foregoing or otherwise required to be maintained hereunder (including the return of unearned premiums) ("Collateral Revenues"); and all products and proceeds of the foregoing. In the event and to the extent that at the request of the Secured Party under Section 2.13 hereof, Borrower shall pledge and grant a security interest in its right, title and interest in and to the Principal Agreements (as hereinafter defined), then Borrower shall be deemed to hereby grant a security interest in all of its right, title and interest in and to the Principal Agreements, and all proceeds thereof. Without limiting the generality of the foregoing, this Loan Agreement also secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Secured Party but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

     The Borrower hereby acknowledges and agrees that, in applying the law of any jurisdiction that has now or hereinafter enacted all or substantially all of the uniform revision of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the foregoing collateral description shall be deemed to include "investment property" as defined in such new provision of Article 9, it being the intention of the Borrower that such collateral be included in the foregoing collateral description, whether prior to or after the effectiveness of such revision in such jurisdiction.

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  Borrower hereby
          -----------------------------------------
represents, warrants and covenants that:

          2.1    Borrower's Name.  Each of Borrower's legal name, trade name(s),
                 ---------------
if any, federal taxpayer identification number, and mailing address is accurately set forth on the INFORMATION SCHEDULE annexed hereto and made a part hereof. Except as disclosed on such INFORMATION SCHEDULE, Borrower has not merged with or into, otherwise consolidated with, or acquired all or substantially all of the assets of, any Person or used any other name (whether in connection with the Business or the Collateral or for business, obtaining credit or financing or otherwise) in the last twelve years.

          2.2    Location of Borrower, Business and Collateral; Inspection.
                 ---------------------------------------------------------
Under its legal name, Borrower is and shall continue to be engaged in the business of operating convenience stores and/or gasoline stations (the "Business") at each of the Properties with the addresses, in the Counties and States set forth on the INFORMATION SCHEDULE annexed hereto, and, under its legal name (or trade name(s), if any, referenced on such INFORMATION SCHEDULE). The INFORMATION SCHEDULE annexed hereto correctly discloses either that Borrower
(i) is the sole record owner of a Property or (ii) leases (or subleases) a Property and the record owner of each Property is the person disclosed on such INFORMATION SCHEDULE. Borrower has provided to Secured Party a true, correct and complete copy of every Lease and the terms of such Lease or Lease(s) are accurately summarized in the INFORMATION SCHEDULE annexed hereto. All personal property of Borrower owned, acquired, held, used, sold or consumed in the Business, including the Collateral, and all writings relating thereto and Records, employees, business, offices and operations, are located at and
conducted out of such Properties or at its chief executive office.   Borrower
shall allow Secured Party, its agents and representatives, from time to time, to inspect during normal business hours the Collateral, the Properties and Borrower's Records pertaining thereto or otherwise to the Business, and Borrower will assist (and permit abstracts and photocopies of Borrower's Records to be taken and retained by) Secured Party, its agents and representatives in making any such inspection. Secured Party shall have the right to review, monitor and, upon reasonable notice, inspect Borrower's operations with respect to compliance with Environmental Laws and conformity to sound environmental management practices and to make recommendations to Borrower with respect thereto.

          2.3    Organization; Chief Executive Office; Affiliates.  Borrower is
                 ------------------------------------------------
and will continue to be duly organized, validly existing and in good standing under the laws of the state of its organization. Borrower is and will continue to be duly qualified to do business and is in good standing in each jurisdiction where it conducts its Business or where any Property is located. Borrower has not failed and shall not fail to qualify to do business and be and remain in good standing in any jurisdiction where such qualification or standing is necessary, required or proper in connection with Borrower's ownership or use of the Collateral or the Properties or the conduct of its Business. Borrower's chief executive office address is accurately set forth on the INFORMATION SCHEDULE annexed hereto. SCHEDULE 2.3 hereto contains and will continue to contain a complete and accurate list of all of Borrower's Affiliates who have executed and delivered any note, security agreement, guarantee or other loan document to Secured Party.

          2.4     No Change in Name, Location or Corporate Structure.  Without
                  --------------------------------------------------
the prior written consent of Secured Party, Borrower will not change its name, federal taxpayer identification number, or its chief executive office, nor the location of any of its Business,

Properties or Collateral, nor assume a different name, nor conduct its business or affairs under any other name or in any other location, nor merge, consolidate, or change its structure (whether by equity sale, issuance, purchase or otherwise), nor change its use of any item of Collateral during the term hereof.

          2.5  Power and Authority. Borrower has full power, authority and the
               -------------------
legal right and all necessary permits, consents, licenses and authorizations to own the Collateral, conduct its Business (including, without limitation, the sale of nationally and/or regionally branded petroleum products pursuant to one or more Principal Agreements) and own or lease the Properties. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to execute, deliver and perform its obligations under this Loan Agreement, each Note and the other Loan Documents.

          2.6  Due Execution and Delivery, Enforceability. This Loan Agreement,
               ------------------------------------------
each Note and the other Loan Documents have been duly and validly executed and delivered by Borrower. Each of this Loan Agreement, the Notes and other Loan Documents constitutes Borrower's legal, valid and binding obligation, enforceable against Borrower in accordance with its terms.

          2.7  Operating Experience. The individuals with primary responsibility
               --------------------
for on-site management at each Property have and shall have, in the aggregate, an average of not less than three (3) years experience operating the Business or a business substantially similar to the Business and no individual with primary responsibility for on-site management at any Property has or shall have less than three (3) years experience operating the Business or a business substantially similar to the Business. In addition, (i) Borrower's Businesses at the Properties have each been operating for not less than twelve (12) months, and (ii) the operating statements for the Business at all Properties, in the aggregate, demonstrate that the per store average operating cash flow is sufficient to make the per store average monthly payment on the Obligations, Principal Agreements, Leases and projected operating expenses.

          2.8  Financial Coverages. During the term of this Loan Agreement,
               --------------------
Borrower shall maintain (i) with respect to each Property securing a Loan, (x) FCCR at not less than 1.10:1.00 ("Minimum Unit Level FCCR") and (y) DSCR at not less than 1.10:1.00 ("Minimum Unit Level DSCR"), (ii) with respect to all Properties securing Loans on a consolidated basis, (x) FCCR at not less than 1.30:1.00 ("Minimum Consolidated FCCR") and (y) DSCR at not less than 1.30:1.00 ("Minimum Consolidated DSCR"), and (iii) with respect to all of the Borrower's operations including, without limitation, all of the Properties securing Loans and the Business (collectively, "Borrower's Corporate Operations"), (x) FCCR at not less than 1.20:1.00 ("Minimum Corporate FCCR") and (y) DSCR at not less than 1.20:1.00 ("Minimum Corporate DSCR"). On the Date of the Note, after giving effect to the Obligations, (i) FCCR and DSCR with respect to each Property securing a Loan are not less than the Minimum Unit Level FCCR and Minimum Unit Level DSCR, respectively, (ii) FCCR and DSCR with respect to all Properties securing Loans are not less than the Minimum Consolidated FCCR and Minimum Consolidated DSCR, respectively, and (iii) FCCR and DSCR with respect to Borrower's Corporate Operations are not less than the Minimum Corporate FCCR and

Minimum Corporate DSCR, respectively. All calculations of FCCR and DSCR shall be based upon the financial information furnished by Borrower hereunder (see Sections 2.18 and 2.19 hereof) for the most recent twelve (12) month period.

          2.9  Limitation on Indebtedness and Lease Obligations. Borrower shall
               ------------------------------------------------
not, directly or indirectly, incur any Indebtedness or Lease Obligations or become obligated to make any payments (including any Payments to Affiliates) if, after giving effect to such incurrence or payments, FCCR or DSCR would be less than any of Minimum Unit Level FCCR, Minimum Unit Level DSCR, Minimum Consolidated FCCR, Minimum Consolidated DSCR, Minimum Corporate FCCR or Minimum Corporate DSCR.

          2.10 Title; No Liens, Claims or Encumbrances. Borrower has maintained
               ---------------------------------------
and will at all times maintain good and marketable title to the Collateral free of all Liens, claims, encumbrances or rights of others (other than the security interest granted to Secured Party hereunder and to the extent of the Permitted Encumbrances) and such Collateral is sufficient to enable Borrower to operate the Business at each Property in accordance with each of the Principal Agreements. Except as reflected on the UCC Search attached hereto as EXHIBIT C
                                                                     ---------
("Current Filings"), there is no financing statement (or similar statement, agreement, pledge, mortgage, notice or registration), Lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to Borrower's knowledge, threatened) or judgment (including any award, injunction or order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Collateral or any of the Principal Agreements or which could materially affect Borrower, its Business, any of the Properties or its ability to perform its Obligations. Prior to or concurrently with the funding of the Loan, Borrower shall take all actions necessary to terminate all Current Filings other than those consented to by Secured Party and relating solely to Permitted Encumbrances, if any.

          2.11 No Further Disposition or Encumbrances. Other than with respect
               --------------------------------------
to the interest granted in favor of Secured Party, the Permitted Encumbrances, and except as provided in Section 3 hereof, Borrower has not and will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting a security interest in or Lien on (including any state or federal tax lien except to the extent permitted by Section 2.24 hereof), pledging, transferring, assigning, selling, disposing of, or encumbering any Collateral, any interest therein or rights pertaining thereto or involving the Business, or which otherwise would constitute a "Transfer", as defined in the Mortgages.

          2.12 Principal Agreements. The (i) agreements attached as EXHIBIT D
               --------------------                                 ---------
hereto between Borrower and the other parties specified therein (together with all replacements therefor in accordance with this Section 2.12, each a "Principal Agreement"), and (ii) Leases are each in full force and effect in accordance with their respective terms and neither Borrower or the other parties thereto have breached or are otherwise in default thereunder. Until such time as the

Obligations have been paid in full in cash and otherwise fully satisfied, Borrower agrees to make one or more timely elections to renew the term of each of the Principal Agreements and each of the Leases in accordance with its terms and shall use its best efforts to satisfy any and all conditions to any such renewal, and to obtain, procure, execute and deliver, file and affix such further agreements, instruments, documents, notices, statements, writings, powers and information, and to do or cause to be done all such further acts and things as Secured Party may reasonably request, from time to time, in its discretion, in connection with the Obligations. In addition to the foregoing, Borrower shall not terminate, breach or be in default under, or suffer any of the foregoing to exist under or with respect to, any of the Principal Agreements or any Lease and Borrower has no knowledge of any claim of (or basis for any claim of) any such termination, nonrenewal, breach or default. However, notwithstanding the foregoing, Borrower shall be permitted to replace each of the Principal Agreements with a substantially similar agreement or agreement with terms and conditions more advantageous in all material respects to Borrower, so long as (i) Borrower shall provide Secured Party with at least thirty (30) days' prior written notice of such replacement, (ii) such replacement shall be in form and substance reasonably satisfactory to Secured Party, (iii) in any event, under all circumstances and at all times, Borrower shall have in effect one or more Principal Agreements which provide for the sale by Borrower at each Property of nationally or regionally branded petroleum products acceptable to Secured Party and (iv) Borrower shall provide Secured Party with such other information as Secured Party shall request; provided,
                                                                  --------
however, that the replacement of any of the foregoing agreements with a new
-------
agreement shall not itself be deemed to cure a breach under Section 6.1.1(iii) hereof. Borrower agrees to comply fully, at Borrower's own cost and expense, with the terms of the each of the Principal Agreements and to notify promptly Secured Party of any adverse development of which Borrower becomes aware with regard to any Principal Agreement, including any claim of breach of or default under, or threat of nonrenewal or termination of, or litigation involving any Principal Agreement.

          2.13 Encumbrance of Principal Agreements. Borrower agrees that if
               -----------------------------------
Borrower is permitted by the terms thereof to grant a security interest in any Principal Agreement to Secured Party to secure the Obligations, then at Secured Party's request, Borrower shall grant such security interest in favor of Secured Party and shall promptly obtain, procure, execute and deliver, file and affix such further agreements (including modification of this Loan Agreement), assignments, instruments, documents, notices, statements, writings (including financing statements), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and shall do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements on Form UCC-1) as Secured Party may reasonably request, from time to time, in its discretion, to evidence and perfect such security interest or otherwise in connection with such security interest and the perfection thereof. Without limiting the foregoing, Borrower authorizes Secured Party, to the extent permitted by law, to execute and file or file without Borrower's signature, any and all financing statements (including a copy of this Loan Agreement which shall be sufficient as a financing statement), amendments thereto and continuations thereof as Secured Party deems necessary or appropriate in connection therewith.

          2.14 Financing Statements; Perfected Security Interest. The execution
               -------------------------------------------------
and filing of the Financing Statements has been duly authorized by all appropriate action on the part of Borrower (and any other Person named as debtor therein) and Borrower (and any other Person named as debtor therein) has duly executed the Financing Statements. The execution and delivery of this Loan Agreement and the grant hereunder creates a valid security interest in the Collateral which has attached and is enforceable. The filing offices set forth on SCHEDULE 2.14 hereto ("Filing Offices") and made a part hereof are the only offices where financing statements are required to be filed in order to perfect such security interest in all Goods (including Inventory and Equipment), General Intangibles, Accounts, fixtures, investment property, chattel paper and other personal property included in the Collateral in which a security interest can be perfected under the UCC by the filing of a financing statement ("Filing Collateral"). The Secured Party's security interest in all Collateral is a first priority security interest, and upon the filing of the financing statements with respect to the Filing Collateral, and upon delivery into Secured Party's possession of other Collateral in which a security interest can be perfected under the UCC by obtaining possession, Secured Party's security interest therein will be a perfected first priority security interest subject to no other security interest, Liens or encumbrances other than and only then to the extent of the Permitted Encumbrances.

          2.15 No Conflict. Borrower's execution, delivery and consummation of
               -----------
the transactions contemplated by this Loan Agreement, the Note and other Loan Documents do not and will not (with the passage of time or otherwise) (i) conflict with, violate or constitute a default under any law, rule, regulation, order, decree, contract, agreement (including the Principal Agreements), note, mortgage, bond, indenture, lease, license, organizational documents, or obligation of or applicable to Borrower or the Collateral or (ii) grant, create or result in any Lien, claim, encumbrance or right in favor of any Person (other than Secured Party as contemplated hereby) on or to Borrower's Business, Properties or other assets (including the Collateral and the Principal Agreements).

          2.16 No Consent Required. Except for the filing of the Financing
               -------------------
Statements with the Filing Offices (and the recording of the Mortgages, if any), no consent, authorization, approval, license, permit, registration, exemption, filing, notice or declaration of, from, with or to any other Person or any court, government, agency or regulatory authority is required prior to or otherwise in connection with (x) Borrower's execution, delivery and performance of this Loan Agreement, the Notes and other Loan Documents, (y) the grant of the security interest hereunder, or (z) the validity, perfection and maintenance of the security interest created hereby.

          2.17 Purpose for Loans. Borrower does not intend to (and will not) use
               -----------------
all or any portion of the Loan to purchase or carry any securities, including, without limitation, Margin Stock. None of the proceeds of the Loan will be used, directly or indirectly, for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or other security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulations G, U, T or X of the Board of Governors of the Federal Reserve System, as amended. Borrower intends to and agrees to use the proceeds of the Loan solely for the lawful, proper business or commercial purposes set forth in its application for the Loan. Borrower shall use the proceeds of the Loans provided by

Secured Party to Borrower only for payments to each of the Persons listed in the disbursement direction letter furnished by Borrower to Secured Party on or about the date hereof including, without limitation, payments of the costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Loan Agreement and the other Loan Documents, and for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof.

          2.18 Compliance Certificates; Reports; Communications.
               ------------------------------------------------

          2.18.1    Borrower agrees to provide the following to Secured Party:
(i) within ten (10) days after the end of each month during the twelve (12) month period after the Date of Note (as defined in the Notes), sales reports (including year-to-date amount and any reports required under the Principal Agreements) and Borrower's operating statements for each Property; (ii) within thirty (30) days of March 31, June 30, September 30 and December 31 of each calendar year during the term of this Loan Agreement, a Compliance Certificate (in the form attached hereto as EXHIBIT E) and quarterly financial statements of
                                ---------
Borrower certified by Borrower's chief financial officer which fairly present in all material respects Borrower's financial condition and results of operations for such period; and (iii) within seventy-five (75) days of December 31 of each calendar year during the term of this Loan Agreement, a Compliance Certificate and audited financial statements of Borrower together with the report thereon by Borrower's Independent Accountants. Borrower further agrees to provide to Secured Party (i) promptly following receipt by Borrower, complete copies of any communications that are or may be materially adverse to, or which reflect information which is or may be materially adverse to Borrower, its Business or the Collateral and (ii) copies of such other reports and information, estoppels and authorizations as Secured Party may from time to time reasonably request promptly following any such request. The financial statements furnished to Secured Party hereunder shall be prepared in accordance with GAAP applied on a consistent basis and shall be sufficiently detailed to allow Secured Party to calculate FCCR and DSCR and determine compliance with other financial covenants.

          2.18.2 Borrower shall furnish or cause to be furnished to Secured Party such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower (including the Business) as Secured Party may, from time to time, reasonably request. Secured Party is hereby authorized to deliver, from time to time, a copy of any financial statement or any other information relating to the business of Borrower (including the Business) to any court or other government agency or to any participant or assignee or prospective participant or assignee. Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Secured Party, at Borrower's expense, copies of the financial statements of Borrower and any reports or management letters prepared by such accountants or auditors on behalf of Borrower and to disclose to Secured Party such information as they may have regarding the business of Borrower (including the Business). Any documents, schedules, invoices or other papers delivered to Secured Party may (but shall not be required to) be destroyed or otherwise disposed of by Secured Party at any time after the same are delivered to Secured Party, except as otherwise designated by Borrower to Secured Party in writing.

          2.18.3 Borrower shall on or before the date of execution of this Loan Agreement have delivered to Secured Party financial statements of Borrower for the twelve (12) month period preceding the date hereof in form consistent with that required for annual financial statements as set forth in Section
2.18.1 hereof. In addition, if requested by Secured Party, Borrower shall deliver, or cause to be delivered, to Secured Party, within thirty (30) days after the date of this Loan Agreement, a balance sheet of Borrower, prepared by Borrower's Independent Accountant in accordance with GAAP, which shall present fairly in all material respects the financial condition of Borrower as of the Date of Note after giving effect to the Loan and all other transactions contemplated hereby and thereby.

          2.19  Accuracy of Information. All information, reports, statements
                -----------------------
and financial and other data furnished (or hereafter furnished) by Borrower, its Affiliates or their respective agents or representatives to Secured Party, its agents or representatives hereunder or in connection with the Loan and the Obligations, are (and shall be on the date so furnished) true, complete and correct in all material respects, shall not contain any untrue statement of material fact and shall not omit to state any fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. All financial projections that have been or are hereafter prepared by or on behalf of Borrower, its Affiliates or their respective agents or representatives have been and shall be prepared in good faith and based upon reasonable assumptions. Borrower shall promptly advise Secured Party when Borrower becomes aware that any assumptions made in connection with any projections previously provided to Secured Party prove to be incorrect or untrue in any material respect. No Event of Default (or event which with the passage of time or the giving of notice or both would be an Event of Default) has occurred and is continuing. To Borrower's knowledge, no event or circumstance has occurred which has had or could reasonably be expected to have a material adverse effect on the business, assets or prospects of Borrower (including the Business) which has not been fully and accurately disclosed to Secured Party in writing and reflected in the Borrower's financial information and projections and in the Appraisal.

          2.20  Maintenance of Collateral and Business; Casualty and
                ----------------------------------------------------
Condemnation. At Borrower's sole cost and expense, Borrower shall (i) keep, use,
------------
operate and maintain the Collateral, the Business and the Properties in accordance with applicable laws, rules and regulations and in accordance with the standards, if any, established by any of the Principal Agreements, (ii) operate the Business at the Properties in accordance with each of the Principal Agreements and customary, prudent business practices, (iii) at all times fully comply with terms and provisions of each of the Principal Agreements and (iv) not do or suffer to be done any act whereby the value of the Collateral, the Properties or the Business or any part or interest therein may be lessened in any material respect. Borrower shall notify Secured Party promptly of any actual or threatened destruction or material damage or impairment of the Business, or any of the Collateral or the Properties.

          2.20.1 (i) In the event of any casualty or condemnation proceedings or action with respect to any Property (a "Loss"), Borrower shall give prompt written notice thereof to Secured Party. Any insurance proceeds or awards with respect to such Loss in an amount greater than Ten Thousand Dollars ($10,000) (the "Loss Proceeds") shall be payable to Secured Party. Borrower shall have no right to settle or compromise, and shall not settle or compromise, any claim or proceeding relating to such Loss or Loss Proceeds without Secured Party's consent. Borrower shall proceed promptly and diligently to prosecute in good faith the settlement or compromise of any and all claims or proceedings relating to such Loss or Loss Proceeds; provided, however, any such settlement or compromise shall be subject to Secured
--------  -------
Party's consent. Borrower hereby authorizes and directs any affected insurance company and any affected governmental body responsible for a condemnation to make payment of the Loss Proceeds directly to Secured Party. If Borrower receives any Loss Proceeds, Borrower shall promptly pay over such Loss Proceeds to Secured Party. Borrower hereby covenants that until such Loss Proceeds are so paid over to Secured Party, Borrower shall hold such Loss Proceeds in trust for the benefit of Lender and shall not commingle such Loss Proceeds with any other funds or assets of Borrower or any other party.

               (ii) Borrower hereby irrevocably assigns to Secured Party all Loss Proceeds to which Borrower may become entitled if a Loss occurs (regardless of whether Borrower was obligated hereunder to obtain the insurance policy or policies from which such Loss Proceeds are derived). All Loss Proceeds shall be paid to Secured Party and applied pursuant to this Section 2.20.1. Subject to the last sentence of this Section 2.20.1(ii), Borrower shall take all appropriate action in connection with each such proceeding, settlement and adjustment and shall pay all expenses thereof, including, if Secured Party shall elect to participate therein, the cost of Secured Party's participation; provided, however, that any final settlement or adjustment shall be subject to
--------  -------
the prior written consent of Secured Party unless the Loss Proceeds are sufficient to prepay the Obligations in full in cash. So long as an Event of Default shall have occurred and be continuing, Secured Party may, at its option and with respect to its interests as set forth herein, commence, appear in and prosecute, in its own name, any such action or proceeding or make any compromise or settlement in connection with such damage, destruction or taking and obtain directly all Loss Proceeds.

               (iii) So long as no Event of Default shall have occurred and be continuing, if Borrower suffers a Loss, Borrower shall restore the Property (or, in the case of a taking, the remaining Property) to the same condition, as nearly as possible, as existed immediately prior to such casualty or taking, whether or not the Loss Proceeds are sufficient therefor. If the cost of any restoration made by Borrower pursuant to this Section 2.20.1 shall exceed the amount of the Loss Proceeds, such deficiency shall be paid by Borrower. The Loss Proceeds shall be held by Secured Party or its agent or representatives and shall be disbursed to Borrower as hereinafter set forth, provided that if the estimated cost of such restoration exceeds the amount of the Loss Proceeds, Borrower shall deliver to Secured Party or its agent or representative the estimated deficiency before commencing work. Secured Party or its agent or representative shall release such Loss Proceeds to Borrower, subject to such reasonable procedural requirements as Secured Party or its agent or representative may prescribe, from time to time, and provided that such amounts shall be disbursed not more often than once monthly, as the restoration progresses, upon Borrower's written request, accompanied by a certificate of the architect or engineer in charge of the restoration or by an authorized officer or managing partner of Borrower, stating that the sum then requested either has been paid by Borrower or is justly due to the named persons (whose addresses shall also be stated) who have rendered services or furnished materials for certain portions of the restoration. The certificate shall give a brief description of such services and materials, shall list the amounts so paid or owing to each of such persons, shall state the estimated cost of the balance of the work yet to be performed, and shall state that no part of such expenditures has been or is being made the basis for any other request for payment. Upon compliance with the foregoing, Secured Party or its agent shall pay out of the Loss Proceeds to the extent available to the persons named in the certificate the respective amounts stated to be due to them or shall pay to Borrower the amount stated to have been paid by Borrower to such persons.

                (iv) So long as an Event of Default shall have occurred and be continuing, then such Loss Proceeds shall be applied at the option and direction of Secured Party either to the restoration of the Property as set forth above or to the prepayment of the outstanding Loan, together with all accrued and unpaid interest.

          2.21  Insurance. At Borrower's sole cost and expense, Borrower shall
                ---------
do the following:

          (i) (a) keep the Collateral (which for purposes of this Section 2.21 shall be deemed to include the Properties) insured against loss or damage by fire, theft, collision and other hazards (including flood, if no certification or other evidence satisfactory to Secured Party is delivered to Secured Party to the effect that the Property is not located within a federally designated special flood hazard area) as may be required by the Principal Agreements and Secured Party and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts and form (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (A) the replacement value thereof and (B) the Maximum Loan Amount), as may be required by the Principal Agreements or required by or acceptable to Secured Party, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (b) maintain liability insurance of not less than an amount reasonably satisfactory to Secured Party, (c) maintain business interruption insurance with scope and coverage reasonably satisfactory to Secured Party, and (d) maintain such other insurance (including certain minimum levels of acceptable workers' compensation, property damage, earthquake insurance and general public liability insurance) as may be required by the Secured Party and Principal Agreements;

          (ii) cause all insurance policies required hereunder (a) to be maintained by providers either (A) having ratings of not less than A-VI from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency) or (B) who, if not so rated, have been approved by Secured Party and (b) to contain a standard non-contributory lender's loss payable endorsement or mortgagee's endorsement in form and substance satisfactory to Secured Party providing for payment directly to Secured Party and/or its designees and providing for a minimum of 30-days notice to Secured Party prior to cancellation or modification or nonrenewal and providing that Secured Party may act as attorney for Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Secured Party as its interests may appear and further specify that Secured Party shall be paid regardless of any act or omission by Borrower or any of its Affiliates;

          (iii) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect;

          (iv) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to Secured Party; and

          (v) promptly notify Secured Party of any loss covered by or claim under or notice made in connection with any such insurance policies. Borrower shall allow Secured Party to join Borrower in adjusting any loss or claim in excess of the Loss Proceeds. At its option, Secured Party may apply any insurance proceeds received by Secured Party at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Secured Party may determine or hold such proceeds as cash collateral for the Obligations.

          2.22  Compliance with Laws; No Violation; Indemnity.
                ---------------------------------------------

          (i) Borrower is and shall continue to be in compliance in all material respects with the requirements of all applicable laws, rules, regulations, licenses, permits, approvals and orders of any governmental authority relating to its business, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, all federal, state and local statutes, regulations, rules and orders relating to consumer credit, all federal, state and local statutes, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended and all regulations, rules and orders promulgated thereunder). Borrower has obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any governmental agency required for the lawful conduct of its business and is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, orders, permits, approvals and stipulations of any governmental agency (including, but not limited to, the Department of State, the Department of Commerce, the Bureau of Alcohol, Tobacco and Firearms, and the Environmental Protection Agency) relating to its business (including, without limitation, those set forth in or promulgated pursuant to ERISA and those related to environmental pollution and employee health and safety (including the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Code, and the Environmental Laws).

          (ii) (a) Neither the Borrower nor any ERISA Affiliate (as hereinafter defined) currently maintains or is obligated to contribute to an employee benefit plan subject to ERISA (an "ERISA Plan"). Within the five-year period ending on the date hereof, no ERISA Affiliate has incurred any material liability to the U.S. Pension Benefit Guaranty Corporation (the

"PBGC"), the U.S. Internal Revenue Service (the "IRS") or an ERISA Plan on account of any failure to meet the contribution requirements or minimum funding standards of, or prohibited transactions with respect to, any ERISA Plan, the administration or termination of any single employer pension plan which is an ERISA Plan, or any partial or complete withdrawal from, or the insolvency, reorganization or termination of, a multiemployer plan which is an ERISA Plan, and no event has occurred and no condition exists which presents a material risk that the Borrower or any of its Affiliates will incur liabilities on account of the foregoing circumstances which are material in aggregate. As used in this Loan Agreement, the term "ERISA Affiliate" means the Borrower and every
                          ---------------
Affiliate and any other trade or business, whether or not incorporated, which is subject to ERISA and which is from time to time a member of a controlled group or a group under common control with the Borrower (within the meaning of Section 414(b) or Section 414(c) of the Code or Section 4001(b)(1) of ERISA), and other terms used in this Section 2.22 shall have the meanings assigned thereto in the applicable provisions of ERISA and the Code.

          (b) Solely for the purposes of making the representation in the next sentence and only to the extent that the accuracy of the representation made by this sentence affects the accuracy of the representation in the next sentence, neither the Borrower nor any of its Affiliates is a "party in interest" (within
                                                     -----------------
the meaning of Section 3(14) of ERISA) with respect to any ERISA Plan, and none of their securities are "employer securities" (within the meaning of Section
                         -------------------
407(d) of ERISA) with respect to any ERISA Plan. The acquisition of the Notes by Secured Party does not and will not constitute a "prohibited transaction"
                                                     ----------------------
(within the meaning of Section 4975 of the Code or Section 406 of ERISA).

          (iii) Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this Section, collectively "Borrower's Use") any of its business (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Properties) in violation of any statute, law, rule, ordinance, regulation, policy, procedure, injunction, award, decree, judgment, contract, agreement (including the Principal Agreements), understanding, or right or interest of any other Person (for purposes of this Section, collectively "Violation"), and to Borrower's knowledge no such Violation has been made by any other Person and no basis for a claim of any such violation exists. Borrower shall indemnify and hold Secured Party harmless from and against any such Violation or any breach of this Section 2.22, and any other loss, liability, damage, cost or expense whatsoever (including attorneys fees and disbursements) arising out of or in connection with Borrower's Use of any of its business (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Properties). The indemnification provisions of this Section
2.22 shall survive the payment of the Obligations and the termination of this Loan Agreement.

          2.23  Subsidiaries. Borrower does not have any subsidiaries on the
                ------------
date hereof other than those listed on SCHEDULE 2.23 hereto and shall not, during the term hereof, create or own any other subsidiaries without prior notice to and written consent of Secured Party.

          2.24  Tax Returns.  Borrower  and each of its Affiliates and each
                -----------
Person which might have tax liabilities for which Borrower or any Affiliates is or may be liable (each, a "Tax Party") has filed, or caused to be filed, and will continue to file in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Tax Party has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, and has collected, deposited and remitted in accordance with all applicable laws all sales and/or use taxes applicable to the conduct of its business, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. No extensions of the time for the assessment of deficiencies have been granted by any Tax Party. There are no material Liens on any properties or assets of the Borrower or any of its Affiliates imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. The income tax returns of the Borrower and its Affiliates have been examined and reported upon by the relevant tax authorities, or closed by applicable statutes of limitations, for all fiscal years through the fiscal year ended immediately prior to the date of the Note, and neither the Borrower nor any of its Affiliates nor any such entity has given or consented to any waiver of the statute of limitations with respect to its tax liabilities for any such year. Adequate provision has been made for the payment of all other accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed. Borrower has collected and deposited in a segregated subaccount or remitted to the appropriate tax authority all sales and/or use taxes applicable to its business required to be collected under the laws of the United States and each possession or territory thereof, and each State or political subdivision thereof, including any State in which Borrower owns any Inventory or owns or leases any other property, and Borrower knows of no transaction or matter which might or could result in additional tax assessments to any Tax Party in the ordinary course. There are no applicable taxes, fees or other governmental charges payable by any Tax Party in connection with the execution and delivery of this Loan Agreement, and the other Loan Documents by Borrower or any of its Affiliates or the offer, issuance, sale and delivery of the Notes by Borrower. Borrower shall be liable for any tax or penalties imposed on Secured Party as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Secured Party harmless with respect to the foregoing, and to repay to Secured Party on demand the amount thereof, and until paid by Borrower such amount shall be added to and deemed part of the Obligations, provided, that, nothing
                                                --------  ----
contained herein shall be construed to require Borrower to pay any income or franchise taxes attributable to the income of Secured Party from any amounts charged or paid hereunder to Secured Party. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Loan Agreement.

          2.25  Litigation. Except as set forth on the INFORMATION SCHEDULE
                ----------
annexed hereto, there is no present investigation by any governmental agency pending, or to the best of Borrower's knowledge threatened against or affecting Borrower, its assets or Business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Borrower's knowledge threatened, against Borrower or its assets or Business, or against or affecting any transactions contemplated by this Loan Agreement.

          2.26  Credit Card Agreements.
                ----------------------

          2.26.1 Set forth in SCHEDULE 2.26 hereto is a correct and complete list of (a) all of the Credit Card Agreements and all other agreements, documents and instruments existing as of the date hereof between or among Borrower, the Credit Card Issuers, the Credit Card Processors and any of their affiliates, (b) the percentage of each sale payable to the Credit Card Issuer or Credit Card Processor under the terms of the Credit Card Agreements, (c) all other fees and charges payable by Borrower under or in connection with the Credit Card Agreements and (d) the term of such Credit Card Agreements. The Credit Card Agreements constitute all of such agreements necessary for Borrower to operate its business as presently conducted with respect to credit cards and debit cards and no Accounts of Borrower arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers with whom Borrower has entered into one of the Credit Card Agreements set forth on SCHEDULE 2.26 hereto. Each of the Credit Card Agreements constitutes the legal, valid and binding obligation of Borrower and, to the best of Borrower's knowledge, the other parties thereto, enforceable in accordance with its terms and is in full force and effect. No default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements, exists or has occurred. Borrower and, to Borrower's knowledge, the other parties thereto have complied with all of the terms and conditions of the Credit Card Agreements to the extent necessary for Borrower to be entitled to receive all payments thereunder. Borrower has delivered, or caused to be delivered, to Secured Party true, correct and complete copies of all of the Credit Card Agreements.

          2.26.2 Borrower shall: (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; (b) not do, permit, suffer or refrain from doing anything, as a result of which there could be a default under or breach of any of the terms of any of the Credit Card Agreements; (c) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, Borrower may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of Borrower provided that Borrower shall give Secured Party not less than thirty (30) days' prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (d) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless (i) Secured Party shall have received not less than thirty (30) days prior written notice of the intention of Borrower to enter into such agreement (together with such other information with respect thereto as Secured Party may request) and (ii) if requested by Secured Party, Borrower delivers, or causes to be delivered to Secured Party, a Credit Card Acknowledgment in favor of Secured Party concurrently with entering into such Credit Card Agreement; (e) give Secured Party immediate written notice of any Credit Card Agreement entered into by Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Secured Party may request; and (f) furnish to Secured Party, promptly upon the request of Secured Party, such information and evidence as Secured Party may reasonably require from time to time concerning the observance, performance and compliance by Borrower or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements. Borrower shall notify Secured Party promptly of: (i) any material default by Borrower under any of the Credit Card Agreements or of any default which might result in the Credit Card Issuer or Credit Card Processor ceasing to make payments or suspending payments to Borrower; (ii) any notice from any Credit Card Issuer or Credit Card Processor that such Person is ceasing or suspending, or will cease or suspend, any present or future payments due or to become due to Borrower from such Person, or that such Person is terminating or will terminate any of the Credit Card Agreements; and (iii) the failure of Borrower to comply with any material terms of the Credit Card Agreements or any terms thereof which might result in the Credit Card Issuer or Credit Card Processor ceasing or suspending payments to Borrower.

          2.27  Purchase Agreement; Bring Down of Representations; Survival of
                --------------------------------------------------------------
Warranties; Cumulative. Borrower will cooperate with Secured Party in connection
----------------------
with any sale or other disposition of the Loan by Secured Party and the provisions of the Commitment with respect thereto are hereby incorporated by reference as if set forth herein in their entirety. In this regard, Borrower hereby covenants and agrees to execute and deliver in connection with the sale or other disposition of the Loan, or any interest therein, at such time and from time to time, as required by Secured Party, a purchase agreement and such other agreements, documents, estoppels, consents or instruments as Secured Party may, from time to time, reasonably request in connection with any such disposition, including certificates reaffirming the representations and covenants of Borrower hereunder as if made on the date of any such reaffirmation. All representations and warranties contained in this Loan Agreement or any of the other Loan Documents shall survive the execution and delivery of this Loan Agreement and shall be deemed to have been made again to Secured Party on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Secured Party regardless of any investigation made or information possessed by Secured Party. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Secured Party.

          2.28  Capitalization; Solvency.
                ------------------------

          2.28.1 All of the issued and outstanding capital stock of Borrower is directly and beneficially owned and held by the Person identified on the INFORMATION SCHEDULE annexed hereto and all of such capital stock has been duly authorized and is fully paid and non-assessable and free and clear of all claims, Liens, pledges and encumbrances of any kind; provided, however, that to
                                                     --------  -------
the extent no Event of Default has occurred and is continuing, such Person identified on the INFORMATION SCHEDULE annexed hereto may transfer its capital stock of Borrower to Permitted Transferees if such Person retains voting control through proxy or otherwise over the capital stock transferred to such Permitted Transferees.

          2.28.2 Borrower (a) is solvent and will continue to be solvent after giving effect to the Obligations, the security interests of Secured Party and the other transactions contemplated hereunder, and (b) is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. Based upon the Appraisal, the assets and properties of Borrower at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of Borrower, and including any subordinated and contingent liabilities computed at the amount which, to the best of Borrower's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

          2.29  Maintenance of Existence. Borrower shall at all times preserve,
                ------------------------
renew and keep in full force and effect its existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the Business as presently or proposed to be conducted.

          2.30  Notice of Material Adverse Changes. Borrower promptly shall
                ----------------------------------
notify Secured Party in writing of the details of any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral, the Properties or any other property which is security for the Obligations or which would result in any material adverse change in Borrower's Business, Properties, Collateral (including goodwill) or condition, financial or otherwise, and the occurrence of any Event of Default or act, condition or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

          2.31  Sale of Assets, Consolidation, Merger, Dissolution, Etc.
                --------------------------------------------------------
Borrower shall not, directly or indirectly do or agree to do any of the following:

          2.31.1 merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it unless Borrower shall be the survivor of any such merger or consolidation; or

          2.31.2 (a) take or permit to be taken any action which could impair the rights of the Secured Party in the Properties or the Collateral, (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness or any assets other than Collateral if after giving effect thereto there would be a breach of Section 2.8 hereof , (c) take or permit to be taken any action which would constitute a Transfer under the Mortgages, or (d) sell, assign, lease, transfer, abandon or otherwise dispose of any Properties or the Collateral except for the following in the ordinary course of business and consistent with present business practice and the requirements of the Principal
Agreements:

          (i)   sales of Inventory;

          (ii) the disposition of worn-out or obsolete Equipment so long as if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Secured Party and such sales do not involve Equipment having an aggregate fair market value in excess of Ten Thousand Dollars ($10,000) for all such Equipment disposed of in any fiscal year of Borrower; and

          (iii) the sale or disposition of the property set forth on SCHEDULE
2.31 hereto in accordance with commercially reasonable business practices; provided, however, that notwithstanding the foregoing, provided that no Event of
--------  -------
Default shall have occurred and be continuing or would occur (including, without limitation, under Section 2.8 hereof) under any other Section of this Agreement or any other Loan Document after giving effect to the following, the Borrower shall be permitted to sell or otherwise dispose of Collateral and will not be required to elect the Defeasance Option under the Note as a result solely of such disposition of Collateral, so long as (i) Borrower shall provide Secured
                                -- ---- --
Party with not less than sixty (60) days prior written notice of the proposed disposition, (ii) Borrower shall grant Secured Party a first priority security interest in and lien on additional assets of Borrower (the "Replacement Collateral") which shall be have an Appraised Value equal to or greater than that of the Collateral being replaced and shall be otherwise acceptable in all respects to Secured Party and (iii) Borrower shall execute and deliver to Secured Party such agreements, documents and instruments as Secured Party may deem necessary or desirable to perfect Secured Party's first priority security interest in the Replacement Collateral which shall be deemed Collateral for all purposes under this Agreement and the other Loan Documents.

          2.32  Encumbrances. Borrower shall not create, incur, assume or suffer
                ------------
to exist any security interest, mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Collateral, Properties and Principal Agreements, except the following permitted encumbrances ("Permitted
                      ------
Encumbrances"):

          2.32.1   Liens and security interests of Secured Party;

          2.32.2 Liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

          2.32.3 non-consensual statutory Liens (other than Liens securing the payment of taxes) arising in the ordinary course of Borrower's business to the extent such Liens secure indebtedness which is not overdue or such Liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

          2.32.4 zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of Borrower as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto;

          2.32.5 purchase money security interests in Equipment (including capital leases) not to exceed Ten Thousand Dollars ($10,000) in the aggregate in any year and in no event in excess of a maximum of Twenty Five Thousand Dollars ($25,000) in the aggregate at any time outstanding so long as such security interests do not apply to any property of Borrower other than the Equipment so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment so acquired, as the case may be;

          2.32.6 Liens or rights of setoff or credit balances of Borrower with Credit Card Issuers, but not Liens on or rights of setoff against any other property or assets of Borrower pursuant to the Credit Card Agreements (as in effect on the date hereof) to secure the obligations of Borrower to the Credit Card Issuers as a result of fees and chargebacks;

          2.32.7 deposits of cash with the owner or lessor of premises leased and operated by Borrower in the ordinary course of the business of Borrower to secure the performance by Borrower of its obligations under the terms of the lease for such premises;

          2.32.8 Liens in favor of lessors that are expressly subordinate to the security interest of Secured Party; and

          2.32.9 Liens representing the interest of any Ground Lessor under any Ground Lease, as defined in the applicable Mortgage.

          2.33  Indebtedness. Borrower shall not incur, create, assume, become
                ------------
or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness except the following permitted indebtedness ("Permitted Indebtedness"):

          2.33.1   the Obligations;

          2.33.2 trade obligations and normal accruals in the ordinary course of business not yet due and payable;

          2.33.3 purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) on Collateral in violation of any other provision of this Loan Agreement including Sections 2.8, 2.9 and 2.32, and all such purchase money indebtedness shall not in the aggregate at any time exceed Twenty Five Thousand Dollars ($25,000);

          2.33.4 other Indebtedness of the Borrower so long as the incurrence thereof, and payments thereunder, do not cause a breach of Section 2.8 hereof; and

          2.33.5   The Subordinate Loan.

          2.34  Loans, Investments, Guarantees, Etc.  Borrower shall not,
                -----------------------------------
directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the equity securities or indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:
                                                   ------

          2.34.1 the endorsement of instruments for collection or deposit in the ordinary course of business; and

          2.34.2 investments in: short-term (ninety (90) day) direct obligations of the United States Government; negotiable certificates of deposit issued by any bank satisfactory to Secured Party, payable to the order of the Borrower or to bearer and delivered to Secured Party; and commercial paper rated A1 or P1; provided, that, as to any of the foregoing, Borrower shall take such
          --------  ----
actions as are deemed necessary by Secured Party to perfect the security interest of Secured Party in such investments.

          2.35  Distributions and Redemptions. Upon the occurrence and during
                -----------------------------
the continuance of an Event of Default, Borrower shall not, directly or indirectly, declare, or pay or make any dividends or any other distributions, whether in cash, property, securities or any combination thereof, with respect to any shares of its or any Affiliate's or any other Person's capital stock, partnership interests or membership interests, as the case may be, now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any of the foregoing (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any of the foregoing or agree to do any of the foregoing.

          2.36  Transactions with Affiliates. Borrower shall not directly or
                ----------------------------
indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any Affiliate or any officer, employee, member, manager, director, or agent of any Affiliate or (b) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any Affiliate or any officer, employee, member, manager, director, agent or any Affiliate or Borrower or make any other Payments to Affiliates except in the ordinary course of business and pursuant to agreements in writing on terms no less favorable to Borrower than would be available in agreements with Persons other than those referenced in (a) or (b).

          2.37  INTENTIONALLY OMITTED.
                ---------------------

          2.38  Deposit Accounts. The banks set forth on SCHEDULE 2.38 hereto
                ----------------
constitute all of the banks with whom Borrower has deposit account arrangements with respect to the Property as of the date hereof and identifies each of the deposit accounts at such banks to a Property location of Borrower. At all times during the term hereof, the banks listed on SCHEDULE 2.38 hereto shall constitute all of the banks with whom Borrower has deposit account arrangements with respect to the Properties and the deposit accounts identified therein shall constitute all deposit accounts of Borrower with respect thereto; provided,
                                                                  --------
however, that
-------
with the prior written consent of Secured Party, Borrower may substitute any bank listed on SCHEDULE 2.38 hereto with another federally-insured bank.

          2.38.1 Borrower shall deposit or cause to be deposited all proceeds from sales of Inventory and other receipts, in every form, including, without limitation, cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of daily restaurant receipts, from each Property location of Borrower on each business day into the deposit accounts of Borrower used solely for such purpose and identified to each Property location as set forth on SCHEDULE 2.38 hereto. All such funds deposited into such deposit accounts shall be remitted by intrabank account debit and credit, wire transfer or otherwise (e.g., by ACH transfer) in immediately available funds on the eleventh (11th) day of each month to the extent required to make payments on the Obligations, including payments of Stated Payment Amount (as defined in the
Note) on the Note, to such account(s) as the Secured Party shall direct. Borrower shall irrevocably authorize and direct in writing, in the form attached as EXHIBIT F hereto, each of the banks required to be listed on SCHEDULE 2.38
   ---------
hereto to follow and comply with the instructions of the Secured Party with respect to all matters concerning the accounts, including any directions by Secured Party with respect to the disposition of funds in any account, in each case without notice to or consent of Borrower. Such authorization and direction shall not be rescinded, revoked or modified during the term hereof.

          2.39  Payments. In accordance with Section 2.38.1 hereof, Borrower
                --------
shall pay, or cause to be paid, and hereby authorizes Secured Party to cause to be paid, all Obligations as and when due from all amounts in any bank required to be listed on SCHEDULE 2.38 hereto. Borrower shall make, or cause to be made, all payments to Secured Party on the Obligations in cash and free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of the Properties or the Collateral applied to the payment of, any of the Obligations, Secured Party is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and Borrower shall be and remain liable to Secured Party hereunder and under other Loan Documents and this Loan Agreement and other Loan Documents shall continue in full force and effect as if such payment or proceeds had not been received by Secured Party. Borrower shall be liable to pay all Obligations to Secured Party in cash, and does hereby indemnify and hold Secured Party harmless for the amount of any payments or proceeds surrendered or returned. This Section 2.39 shall remain effective notwithstanding any contrary action which may be taken by Secured Party in reliance upon such payment or proceeds. This Section 2.39 shall survive the payment of the Obligations and the termination of this Loan Agreement.

          2.40  Costs and Expenses. Borrower shall pay to Secured Party on
                ------------------
demand all costs, expenses, filing fees and taxes (other than income and franchise taxes of Secured Party) paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Secured Party's rights in the Properties or the Collateral, this Loan Agreement, the Notes, the Mortgages, the other Loan Documents and all other documents related hereto or thereto, including any amendments, supplements, restatements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining any account with any bank required to be listed on SCHEDULE 2.38 hereto, together with Secured Party's customary charges and fees with respect thereto; (d) costs and expenses of preserving and protecting the Properties or the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Secured Party, selling or otherwise realizing upon the Properties or the Collateral, and otherwise enforcing the provisions of this Loan Agreement and the other Loan Documents or defending any claims made or threatened against Secured Party arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Secured Party during the course of periodic field examinations of the Properties or the Collateral and Borrower's operations, plus a customary per diem charge at the rate of $500 per person per day for Secured Party's examiners in the field and office; and (h) the actual and reasonable fees and disbursements of counsel (including legal assistants) to Secured Party in connection with any of the foregoing.

          2.41  Single Purpose Entity.  Borrower has not and shall not: (a)
                ---------------------
engage in any business or activity other than the ownership, operation and maintenance of the Business, the Properties and the Collateral, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Business, the Properties and the Collateral, and (ii) such incidental Personal Property as may be necessary for the operation of the Business, the Properties and the Collateral, (c) notwithstanding anything contained herein to the contrary, merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Secured Party's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Secured Party, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation , articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Notes or under the other Loan Documents; (e) notwithstanding anything contained herein to the contrary, own any subsidiary or make any investment in, any person or entity without the consent of Secured Party; (f) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Obligations, except as may expressly be permitted in Section 2.33 (h) notwithstanding anything contained herein to the contrary, fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or managing member of Borrower, and any other person or entity; (i) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof; (j) seek the dissolution or winding up in whole, or in part, of Borrower; (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person; (l) hold itself out to be responsible for the debts of another person;
(m) make any loans to any third party, except as may expressly be permitted in
Section 2.34; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

          3.     SPECIAL PROVISIONS ON COLLATERAL.
                 --------------------------------

          3.1    New Collateral Locations; Right of First Refusal.  Borrower
                 ------------------------------------------------
shall provide Secured Party with not less than 120 days written notice of Borrower's proposal, or the proposal of any of Borrower's Affiliates, to own or operate any new business location within the Specified Market. If Borrower desires to finance such new location, Borrower hereby agrees that prior to attempting to obtain financing from any Person (other than an Affiliate of Borrower), it shall advise Secured Party of its requirements and Secured Party shall have the right, but not the obligation, to offer to finance such new location on terms and conditions mutually acceptable to Secured Party and Borrower. In addition, if Secured Party and Borrower shall fail to reach agreement on the terms of a financing after compliance with the prior sentence, and Borrower shall thereafter obtain a firm, written commitment from a Person to provide such financing, Secured Party shall have the right, but not the obligation, to match the terms of such offer and if it shall so match the offer, Borrower and Secured Party shall enter into such documents and instruments as shall be required to complete such financing.

          3.2    Accounts.
                 --------

          3.2.1 With respect to each Account (including, without limitation, each Credit Card Receivable), there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto, other than with respect solely to Credit Card Receivables, those occurring in the ordinary course of business, and none of the transactions giving rise thereto will violate any applicable State or Federal Laws or regulations, and all documentation relating to Credit Card Receivables will comply with such laws and regulations and will be legally enforceable in accordance with its terms.

          3.2.2 Secured Party may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors, Credit Card Issuers and Credit Card Processors that the Accounts have been assigned to Secured Party and that Secured Party has a security interest therein and Secured Party may direct any or all account debtors, Credit Card Issuers and Credit Card Processors to make payments of Accounts directly to Secured Party, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Secured Party shall not be liable for its failure to collect or enforce the payment thereof or for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Secured Party may reasonably deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Secured Party's request, all invoices and statements sent to any account debtor,

Credit Card Issuer or Credit Card Processor shall state that the Accounts due from such account debtor, Credit Card Issuer or Credit Card Processor and such other obligations have been assigned to Secured Party and are payable directly and only to Secured Party and Borrower shall deliver to Secured Party such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Secured Party may require.

          3.2.3 Secured Party shall have the right at any time or times, in the name of a nominee of Secured Party and after occurrence and during the continuance of an Event of Default, in Secured Party's name, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

          3.2.4 Borrower shall deliver or cause to be delivered to Secured Party, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire immediately upon Borrower's receipt thereof, except as Secured Party may otherwise agree.

          3.3    Inventory Covenants.  With respect to the Inventory:
                 -------------------

          3.3.1 Borrower shall at all times maintain inventory records satisfactory to Secured Party, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and daily withdrawals therefrom and additions thereto;

          3.3.2 Borrower shall conduct, from time to time, a physical count of the Inventory in accordance with the requirements of the Principal Agreements and otherwise prudent business practice, and at any time or times as Secured Party may request on or after an Event of Default. Promptly following the request of Secured Party from time to time, Borrower shall supply Secured Party with a report in the form and with such specificity as may be reasonably satisfactory to Secured Party concerning any such physical count;

          3.3.3 Borrower shall not remove any Inventory from the locations set forth or permitted herein, except for sales of Inventory in the ordinary course of Borrower's business;

          3.3.4 Borrower shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of the Principal Agreements and any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);

          3.3.5 Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory except if such liability results solely from Secured Party's gross negligence or willful misconduct;

          3.3.6 Borrower shall keep the Inventory in good and marketable condition; and

          3.3.7 Borrower shall not, without prior written notice to Secured Party, acquire or accept any Inventory on consignment or approval.

          3.4    Equipment Covenants.  With respect to the Equipment:
                 -------------------

          3.4.1 Borrower shall, at its expense, at any time or times as Secured Party may request on or after an Event of Default, deliver or cause to be delivered to Secured Party written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Secured Party by an appraiser acceptable to Secured Party;

          3.4.2 Borrower shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted);

          3.4.3 Borrower shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of the Principal Agreements and any insurance and in conformity with all applicable laws;

          3.4.4 The Equipment is and shall be used in Borrower's business and not for personal, family, household or farming use;

          3.4.5 Borrower shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrower;

          3.4.6 The Equipment is now and shall remain personal property and Borrower shall use its best efforts to ensure that none of the Equipment is or becomes a part of or affixed to real property; and

          3.4.7 Borrower assumes all responsibility and liability arising from the use of the Equipment, except if such liability results solely from Secured Party's gross negligence or willful misconduct.

          3.5    Power of Attorney.  Borrower hereby irrevocably designates and
                 -----------------
appoints Secured Party (and all persons designated by Secured Party) as Borrower's true and lawful attorney-in-fact, and authorizes Secured Party, in Borrower's or Secured Party's name, to: (a) at any time an Event of Default has occurred and is continuing, demand payment on Accounts or other proceeds of Inventory or other Collateral, enforce payment of Accounts by legal proceedings or otherwise, exercise all of Borrower's rights and remedies to collect any Account or other Collateral, sell or assign any Account upon such terms, for such amount and at such time or times as the Secured Party deems advisable, settle, adjust, compromise, extend or renew an Account, discharge and release any Account, prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Secured Party, and open and dispose of all mail addressed to Borrower, and do all acts and things which are necessary, in Secured Party's determination, to fulfill Borrower's obligations under this Loan Agreement and the other Loan Documents; and (b) at any time (i) take control in any manner of any item of payment or proceeds thereof, (ii) have access to any lockbox or postal box into which Borrower's mail is deposited,
(iii) endorse Borrower's name upon any items of payment or proceeds thereof and deposit the same in the accounts at banks listed on SCHEDULE 2.38 hereto, (iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral or Properties, (v) sign Borrower's name on any verification of Accounts and notices thereof to account debtors and (vi) execute in Borrower's name and file any UCC financing statements or amendments thereto. Borrower hereby releases Secured Party and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Secured Party's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction;

          3.6    Right to Cure. Secured Party may, at its option but without any
                 -------------
obligation:

          3.6.1 After an Event of Default that is continuing, cure any default by Borrower under any agreement with a third party, including the Principal Agreements and Leases, or pay or bond on appeal any judgment entered against Borrower;

          3.6.2 Discharge taxes, Liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral; and

          3.6.3 Pay any amount, incur any expense or perform any act which, in Secured Party's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Properties or the Collateral and the rights of Secured Party with respect thereto. Secured Party may add any amounts so expended to the Obligations, such amounts to be repayable by Borrower on demand. Secured Party shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower. Any payment made or other action taken by Secured Party under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

          3.7    Access to Premises.  From time to time as reasonably requested
                 ------------------
by Secured Party, at the cost and expense of Borrower:

          3.7.1 Secured Party or its designee shall have complete access to all of Borrower's premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's Records;

          3.7.2 Borrower shall promptly furnish to Secured Party such copies of such Records or extracts therefrom as Secured Party may request in good faith; and

          3.7.3 Secured Party or its designee shall have use during normal business hours of such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing, provided that such use does not materially interfere with Borrower's ordinary business operations, and, if an Event of Default exists or has occurred and is continuing, for the collection of Accounts and realization of other Collateral, and Borrower assumes all responsibility and liability arising from or relating to such use except if such liability results solely from Secured Party's gross negligence or willful misconduct.

     4.   SPECIAL PROVISIONS CONCERNING COLLATERAL REVENUES. Borrower shall take
          -------------------------------------------------
such actions as shall be necessary and/or requested by Secured Party to direct any and all transferors, distributors or payors (including insurance companies with whom Borrower maintains insurance) to make payment of all Collateral Revenues directly to Secured Party and authorizes Secured Party, in its sole discretion, to hold the same in its possession as Collateral, to apply the same to repayment of the Obligations, to deposit the same into any of the accounts with the banks listed on SCHEDULE 2.38 hereto, or to apply the same toward replacement of the Collateral. All Collateral Revenues and proceeds whether received by Secured Party or by Borrower, or by any other Person will be included in the Collateral and be subject to the security interest granted to Secured Party hereunder. Borrower shall identify, earmark, segregate and keep separate all Collateral Revenues and proceeds received by it, upon Secured Party's request, promptly account to Secured Party for all Collateral Revenues and proceeds, and hold all Collateral Revenues and proceeds received by Borrower in trust for the benefit of Secured Party and shall promptly (and in any event not later than the fifth (5th) day after receipt) deliver (or cause to be delivered) the same to Secured Party and into its possession in the form received by Borrower (with any necessary endorsements) and at a time and in a manner satisfactory to Secured Party.

          5.     SPECIAL PROVISIONS CONCERNING RIGHTS AND DUTIES WHILE IN
                 --------------------------------------------------------
POSSESSION OF COLLATERAL.
------------------------

          5.1    Borrower's Possession. Borrower will be deemed at all times to
                 ---------------------
hold all securities, investment property, instruments, chattel paper, documents, certificates and money and other writings evidencing or relating to the Collateral in trust for Secured Party and, upon and during the continuation of an Event of Default, to the extent the same shall, from time to time, be in Borrower's possession, upon request or as otherwise provided herein, Borrower shall promptly deliver the same to Secured Party in the form received (with any necessary endorsements) and at a time and in a manner satisfactory to Secured Party. With respect to the Collateral in Borrower's possession, Borrower shall at Secured Party's request take such action as Secured Party in its discretion deems necessary or desirable to create, perfect and protect Secured Party's security interest in any of the Collateral.

          5.2    Secured Party's Possession.  With respect to all of the
                 --------------------------
Collateral delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart for) Secured Party or any of its agents or representatives in accordance with this Loan Agreement, Borrower agrees that: (i) such Collateral will be and be deemed to be in the sole possession of Secured Party; (ii) Borrower has no right to withdraw or substitute any such Collateral; and (iii) Borrower shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral, inconsistent with Secured Party's interest therein and sole possession thereof and Secured Party may in its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Obligations: (a) further transfer and segregate the Collateral in its possession; (b) receive Collateral Revenues or proceeds and hold the same as a part of the Collateral and/or apply the same as hereinafter provided; and (c) exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default, Secured Party is authorized (i) to exercise or cause its nominee to exercise all or any rights, powers and privileges (including to vote) on or with respect to the Collateral with the same force and effect as an absolute owner thereof; (ii) whether any of the Obligations be due, in its name or in Borrower's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement Secured Party deems desirable with respect to, any of the Collateral; and (iii) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded Secured Party with respect to the Collateral and except to the extent provided below or required by the UCC or other applicable law (if such requirement cannot be modified, waived or excused), Secured Party's sole duty with respect to the Collateral in its possession (with respect to custody, preservation, safekeeping or otherwise and whether under
Section 9-207 of the UCC or otherwise) will be to deal with it in the same manner that Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, Secured Party, and any of its officers, directors, members, partners, trustees, owners, employees, representatives and agents, to the extent permitted by law, will: (A) have no duty with respect to the Collateral or the rights granted hereunder; (B) not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral; (C) not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral; (D) not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral; and (E) have no obligation or liability in connection with the Collateral or arising under this Loan Agreement, except as specifically set forth in this Agreement. Borrower agrees that such standard of care is reasonable and appropriate.

     6.   EVENTS OF DEFAULT. The happening of any one or more of the following
          -----------------
events shall constitute an "Event of Default" hereunder:

          6.1    Nonpayment, Default, Breach
                 ---------------------------

          6.1.1 (i) Borrower fails to make any payment when due under this Loan Agreement, the Subordinate Loan Agreement, the Notes, the Mortgages, any other Loan Document or on any other Obligation or Borrower disclaims liability under or the enforceability of any Loan Document, or any Loan Document shall for any reason cease to be, or shall be asserted by Borrower not to be, a legal, valid and binding obligation of Borrower, or the security interest or Lien granted hereunder and under any other Loan Document shall for any reason cease to be, or be asserted by Borrower not to be, a valid first priority perfected security interest in any

Property or Collateral; (ii) any Principal Agreement shall cease to be in full force and effect for any reason except as provided in Section 2.12 hereof; (iii) other than as set forth in clause (i) above, Borrower is in default under, fails to perform or observe any covenant or condition of or agreement in, or is in breach of, or makes a material inaccuracy in or omission from any representation or warranty under or in, this Loan Agreement, the Subordinate Loan Agreement, the Notes, the Mortgages, any other Loan Document, the Principal Agreements, or any financial or other statement delivered to Secured Party, or any agreement, instrument or obligation in connection with any Permitted Encumbrance or any other Indebtedness, and such default, failure, breach, inaccuracy or omission shall continue unremedied for the earliest of (a) five (5) days following the date that notice of such default, failure, breach, inaccuracy or omission is given to Borrower by Secured Party, (b) five (5) days following the date that Borrower first obtains knowledge of such default, failure, breach, inaccuracy or omission or (c) in the case of any Permitted Encumbrance, Indebtedness or Lease, the occurrence of such event; provided, however, that, there shall be no cure
                              --------  -------
period in the case of: (x) any failure to observe any such term, covenant, condition or provision which is not capable of being cured at all or within such five (5) day period or which has been the subject of a prior failure within a six (6) month period or an intentional breach by Borrower of any such term, covenant, condition or provision, or (y) the failure to observe or perform any of the covenants or provisions contained in Sections 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.17, 2.20, 2.21, 2.24, 2.26, 2.31, 2.32, 2.33, 2.34 and 2.35 and 2.41 of
this Loan Agreement; or (iv) the Persons who own stock of Borrower on the date of this Loan Agreement entitling such Persons to cast the votes required to elect a majority of members of the board of directors or other applicable governing body of Borrower, or a Permitted Transferee shall cease for any reason to own such stock; or

          6.1.2 Any of Borrower's Affiliates listed on SCHEDULE 2.3 hereto (as amended from time to time) fails to make any payment when due under, or defaults under, fails to perform or observe any covenant of or condition or agreement in breach of, or makes any material inaccuracy in or omission from any representation and warranty under, any security agreement with Secured Party or note held by Secured Party or any other loan document with Secured Party or in any other agreement, instrument, document or certificate, or financial or other statement delivered to Secured Party, and such failure, default or breach continues beyond any applicable grace period provided therein; or

          6.1.3  Other defaults of Borrower and other liable parties: If
                 ---------------------------------------------------
Borrower or any of Borrower's Affiliates who is a maker, drawer, acceptor, endorser, guarantor, surety, accommodation party for, or is otherwise liable for, any of the Obligations, Properties or Collateral, or any partnership or limited liability company in which Borrower is a partner or member (each hereinafter called an "Other Liable Party") shall die, dissolve, merge or consolidate, suspend the transaction of business, attempt to terminate (except strictly in accordance with its terms), revoke or disclaim any obligation to Secured Party, or incur any material adverse change in its financial condition or prospects; or if Borrower or any Other Liable Party shall be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment (involving an amount in excess of $10,000 in the aggregate) shall be resorted to or commenced against, or with respect to any property of, Borrower or any Other Liable Party; or if

Borrower or any Other Liable Party shall make an assignment for the benefit of, or composition with, creditors, or shall be or become insolvent or unable, or generally fail, to pay its debts when due, or shall be or become a party or subject to any bankruptcy, reorganization, insolvency or other similar proceeding, or a receiver or liquidator, custodian or trustee shall be appointed for Borrower or any Other Liable Party, or a substantial portion of any of Borrower's or their respective assets and, if any of the foregoing shall occur involuntarily as to Borrower and any Other Liable Party, it shall not be dismissed with prejudice, stayed or discharged within thirty (30) days; or if Borrower or any Other Liable Party shall take any action to effect, or which indicates its acquiescence in, any of the foregoing.

     7.   REMEDIES.
          --------

          7.1   Cumulative Rights and Remedies. Secured Party has been granted
                ------------------------------
hereunder, and upon the occurrence of an Event of Default may exercise, the rights, powers and remedies of: (i) secured parties under the UCC or other applicable Uniform Commercial Code; (ii) secured parties under any other applicable statute, law, rule or regulation; and (iii) Secured Party under this Loan Agreement, the Notes, the Mortgages and any other Loan Document and other agreement between Borrower and Secured Party. In addition, all such rights, powers and remedies shall be cumulative and not alternative and enforceable, in Secured Party's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Loan Agreement or any of the other Loan Documents. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver of any right, power or remedy and shall not preclude the further exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by Secured Party.

          7.2   Acceleration of Obligations. Upon the occurrence of an Event of
                ---------------------------
Default, and at any time thereafter if any Event of Default shall then be continuing, Secured Party may, from time to time in its discretion, by written notice to Borrower declare any or all of the Notes (including, without limitation, an amount equal to that required to be paid if the Loan were prepaid as described in Paragraph 5, "Acceleration; Expenses" of the Note) and any other
                              ----------------------
Obligations to be immediately due and payable whereupon (and, ipso facto,
                                                              ----------
automatically without any notice, demand or other action by any Person, upon the occurrence of any Event of Default of the type referred to in Section 6.1.3 hereof) such principal, interest and other Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower to the maximum extent permitted by law and such amounts, to the extent not paid on the date of acceleration, shall thereafter bear interest until paid at the Default Rate.

          7.3   Additional Rights of Secured Party.  Upon the occurrence of an
                ----------------------------------
Event of Default, Secured Party may, from time to time, in its discretion, and without Borrower's assent, without advertisements or notices of any kind (except for the notice specified in Section 7.5 hereof regarding notice required in connection with a public or private sale), or demand of performance or other demand, or obligation or liability (except to account for amounts actually received) to or upon Borrower or any other person (all such advertisements, notices and demands, obligation and liabilities, if any, hereby being expressly waived and discharged to the extent permitted by law), forthwith, directly or through its agents or representatives: (i) disclose such default and other matters (including the name of Borrower) in connection therewith in Secured Party's reasonable discretion to any other Person; (ii) to the extent permitted by applicable law enter any premises, with or without the assistance of other persons or legal process;
(iii) require Borrower to account for (including accounting for any products and proceeds of any Collateral), segregate, assemble, make available and deliver to Secured Party, its agents or representatives, the Collateral, at any place and time designated by Secured Party; (iv) take possession of, operate, render unusable, remove from any location, collect, transfer and receive, recover, appropriate, foreclose, extend payment of, adjust, compromise, settle, release any claims included in, and do all other acts or things necessary or, in Secured Party's sole discretion appropriate, to protect, maintain, preserve and realize upon, the Collateral and any products and proceeds thereof, in whole or in part; and (v) exercise all rights, powers and interests with respect to any and all Properties and Collateral, and sell, assign, lease, license, pledge, transfer, negotiate (including endorse checks, drafts, orders, or instruments), deliver or otherwise dispose (by contract, option(s) or otherwise) of the Properties, the Collateral or any part thereof. Any such disposition may be in one or more public or private sales, at or upon an exchange, board or system or in the County, in the State or elsewhere, at such price, for cash or credit (or for future delivery without credit risk) and upon such other terms and conditions as it deems appropriate, with the right of Secured Party to the extent permitted by law upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral, free of any right, claim or equity of redemption of or in Borrower (such rights, claims and equity of redemption, if any, hereby being expressly waived). If any of the Properties or Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefore is finally collected by Secured Party. In the event Secured Party institutes an action to recover any Properties or Collateral or seeks recovery of any Properties or Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required. Notwithstanding that Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Properties or Collateral and regardless of the value thereof, or any delay or failure to dispose thereof, unless and then only to the extent that Secured Party proposes to retain the Properties or Collateral in satisfaction of the Obligations by written notice in accordance with the UCC, Borrower shall be and remain liable for the payment in full of any balance of the Obligations and expenses at any time unpaid. Without limiting the foregoing, upon Borrower's failure to abide by and comply with its obligations hereunder, in addition to its other rights and remedies, Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including, without limitation, (x) the payment or advancement of funds, or requiring advancement of funds to be held by Secured Party to fund such obligations, including taxes or insurance, and (y) taking, or causing to be taken, remediation actions with respect to environmental problems on any Property as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including reasonable attorneys' fees and disbursements) in connection therewith shall be included in Borrower's Obligations and shall be immediately due and payable and bear interest at the Default Rate.

          7.4   Application of Proceeds; Deficiency. Secured Party may apply the
                -----------------------------------
net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale, assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral and the Properties, after deducting all reasonable costs and expenses (including attorneys' fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or in any way relating to the rights of Secured Party under this Loan Agreement: first, to the satisfaction of the Obligations, in whole or in part (whether or not due) in such order as Secured Party may, in its discretion, elect; second, to the payment, satisfaction or discharge of any other Indebtedness or obligation (including any reimbursement, subrogation, contribution or other obligation to any Person), or otherwise as may be permitted or as required by any law, rule or regulation (including Section 9-504(1)(c) of the UCC); and lastly, the surplus, if any, to Borrower. In connection with any disposition of the Collateral or Properties, Borrower shall remain liable to Secured Party for the payment of any deficiency with interest at the highest rate provided for herein (to the extent permitted by applicable law) and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses. In applying any proceeds to any obligation secured by purchase money security interest, the Secured Party shall use the "first-in-first-out" method of allocation.

          7.5   Required Notice of Sale.  In exercising its rights, powers and
                -----------------------
remedies as a secured party, Secured Party agrees to give Borrower ten (10) days' notice of the time and place of any public sale of Collateral or of the time after which any private sale of Properties or Collateral may take place, unless such Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Borrower agrees that such period and notice is commercially reasonable under the circumstances.

     8.   POST-DEFAULT POWER OF ATTORNEY. Borrower hereby irrevocably
          ------------------------------
constitutes and appoints Secured Party, acting through any officer or agent thereof, with full power of substitution, as Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in Borrower's place and stead and in Borrower's name or in its own name, from time to time in Secured Party's discretion on and after the occurrence of an Event of Default, to receive, open and dispose of mail addressed to Borrower, to take any and all action, to do all things, to execute, endorse, deliver and file any and all writings, documents, instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in any Loan Document), applications and registrations (including registrations and licenses for securities, Copyrights, Patents, and Trademarks), checks, drafts, acceptances, money orders, or other evidence of payment or proceeds, which may be or become necessary or desirable in the sole discretion of Secured Party to accomplish the terms, purposes and intent of this Loan

Agreement and the other Loan Documents, including the right to appear in and defend any action or proceeding brought with respect to the Collateral or Properties, and to bring any action or proceeding, in the name and on behalf of Borrower, which Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral or Property. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its gross negligence or willful misconduct. This power is coupled with an interest and is irrevocable.

     9.   HEIRS, SUCCESSORS AND ASSIGNS.  The terms of this Loan Agreement, the
          -----------------------------
Notes, the Mortgages and of the other Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. Secured Party and any successor may, at any time, sell, transfer, or assign the Loan Agreement, the Notes, the Mortgages and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Secured Party
                                                   ----------
may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency (a "Rating Agency") rating such
                                                     -------------
Securities (all of the foregoing entities collectively referred to as an "Investor") and each prospective Investor, all documents, financial and other
 --------
information which Secured Party now has or may hereafter acquire relating to (a) the Loan; (b) the Properties and their operation (including, without limitation, copies of all leases, subleases or any other agreements concerning the use and occupancy of the Properties); and/or (c) any party connected with the Loan (including, without limitation, Borrower, any partner or member of Borrower, any constituent partner or member of Borrower, and any guarantor). In connection with such Securities, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each Investor, and Borrower shall, within fifteen (15) days after request by Secured Party, deliver an estoppel certificate verifying for the benefit of Secured Party and any other party designated by Secured Party the status and the terms and provisions of the Loan in form and substance acceptable to Secured Party, and enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to facilitate the Securities without impairing Borrower's rights or increasing Borrower's obligations. The representations, warranties, obligations, covenants, and indemnity obligations of Borrower under the Loan Documents shall also benefit and apply with respect to any purchaser, transferee, assignee, servicer, participant or investor.

     10.  INDEMNIFICATION. Borrower hereby saves, indemnifies and holds Secured
          ---------------
Party, its agents, representatives, directors, employees and counsel (collectively, "Indemnified Party") harmless from and against all expenses, actions, judgments, suits, costs, liabilities, obligations, losses, penalties or damages of any kind or nature, including attorneys' fees and expenses, imposed on, asserted against, suffered or incurred by an Indemnified Party in any way relating to, or arising out of or in connection with this Loan Agreement, the Notes, the Mortgages, the Loan Documents, the Obligations or the transactions contemplated hereby or thereby. Without limiting the foregoing, Borrower will pay to Indemnified Party all expenses

(including reasonable expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the proceeds thereof, and for the care of the Properties and Collateral and defending or asserting the rights and claims of Indemnified Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall constitute Obligations. Borrower shall indemnify and hold Indemnified Party harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Loan Agreement, the Notes, the Mortgages, any other Loan Documents, any other Obligation or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel, but excluding any such losses, claims, damages, liabilities, costs and expenses directly caused to be incurred by reason of the gross negligence or willful misconduct of the person otherwise to be indemnified and held harmless under this Section, as determined by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Indemnified Party in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Loan Agreement.

     11.  OBLIGATIONS AND SECURITY INTEREST ABSOLUTE. The Obligations are
          ------------------------------------------
absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: the invalidity or unenforceability of all or any of, or any part of, this Loan Agreement, the Notes or any other Loan Document, or any consent, waiver, amendment or modification thereof; the existence of any claim, setoff, defense or other right which Borrower may have at any time against Secured Party, or any other Person, whether in connection with this Loan Agreement, any other Loan Documents, the transactions contemplated hereby, thereby or otherwise all of which Borrower hereby waives to the maximum extent permitted by law; or the loss, theft, damage, destruction or unavailability of the Collateral to Borrower for any reason whatsoever, it being understood and agreed that Borrower retains all liability and responsibility with respect to the Collateral. All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of: (a) any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other Loan Document; (b) any exchange, release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Obligations; or (c) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third party pledgor.

     12.  ASSIGNMENT. Secured Party's assignee shall, to the extent of the
          ----------
assignment, be vested with all the powers and rights of Secured Party hereunder (including those granted under Sections 7 and 8 hereof or otherwise with respect to the Collateral), and to the extent of such assignment the assignee may fully enforce such rights and powers as a secured party and all references to Secured Party shall mean and refer to such assignee. Secured Party shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Without limiting the foregoing, Borrower understands and agrees that Secured Party may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Notes, this Loan Agreement and the other Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the Securitization or any other assignment or other disposition of the Notes. Borrower may not, in whole or in part, directly or indirectly, assign this Loan Agreement or any other Loan Document or its rights hereunder or thereunder or delegate its duties hereunder or thereunder without, in each instance, the specific prior written consent of Secured Party, which consent may be withheld or delayed in Secured Party's sole discretion, and payment of the amounts required under and compliance with the terms of the Notes and other Loan Documents; if Secured Party shall in its sole discretion consent to such assignment, Borrower shall pay to Secured Party an assignment fee in an amount equal to one percent (1%) of all outstanding Obligations, plus all of Secured Party's costs and expenses (including the reasonable fees of Secured Party's attorneys) in connection with such assignment. For purposes of this Loan Agreement, a Transfer (as defined in the Mortgages) shall constitute an assignment hereof and shall be an Event of Default under Section 6.1.1 hereof.

     13.  FURTHER ASSURANCES. Borrower agrees, at any time and from time to
          ------------------
time, at Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix or cause to be obtained, procured, executed, delivered, filed and affixed such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings (including financing statements, and writings to correct any error or ambiguity in any Loan Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements, payment of filing fees and transfer, gains and recording taxes) and do and cause to be done all such other acts as Secured Party may reasonably request, from time to time, in its discretion. Without limiting the foregoing, Borrower authorizes Secured Party to the extent permitted under the UCC to file this Loan Agreement or a copy hereof, and the same shall be sufficient as a financing statement, and to execute and file, or file without Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as Secured Party deems necessary or appropriate and Borrower shall pay and indemnify Secured Party for and hold Secured Party harmless from any and all costs and expenses in connection therewith. Borrower further agrees that it will promptly notify Secured Party of and, subject to Section 15.1 hereof, agree to correct any defect, error or omission in the contents of any of the Loan Documents or in the execution, delivery or acknowledgment thereof. The Borrower further agrees to execute, from time to time, prior to or within three (3) months of the date hereof, and otherwise promptly following Secured Party's request, a Form 4506 Request for Copy of Transcript of Tax Form or its successor form.

     14.  TERM.
          ----

     This Loan Agreement shall be immediately in full force and effect as a security agreement under the UCC upon Borrower's execution below, whether or not it is signed by Secured Party. Upon indefeasible payment in full of the Obligations in cash in accordance with the terms hereof, this Loan Agreement and the security interested granted hereunder shall terminate and Secured Party, at Borrower's expense, shall within a reasonable time following Borrower's request execute and deliver to Borrower the proper instruments (including UCC termination statements) acknowledging the termination of the security interest, and will transfer (without recourse, representation or warranty) such Collateral as may be in Secured Party's possession, and which is not to be retained, sold, or otherwise applied or released pursuant to this Loan Agreement, to Borrower, except that the provisions of Sections 2.22, 2.24, 2.39 and 10 hereof shall survive indefinitely. No termination of this Loan Agreement or the other Loan Documents shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Loan Agreement or the other Loan Documents until all Obligations have been fully and finally discharged and paid in full in cash, and Secured Party's continuing security interest in the Collateral and the rights and remedies of Secured Party hereunder, under the other Loan Documents and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid in cash.

          15.   MISCELLANEOUS.
                -------------

          15.1  Entire Agreement. THIS LOAN AGREEMENT REPRESENTS THE FINAL
                ----------------
AGREEMENT BETWEEN BORROWER AND SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BORROWER AND SECURED PARTY. BORROWER UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. BORROWER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND SECURED PARTY. This Loan Agreement and the Loan Documents represent the entire understanding of Secured Party and Borrower with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of this Loan Agreement or any other Loan Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by Secured Party. The inclusion of Collateral Revenues and Proceeds in the

Collateral does not and shall not be deemed to authorize Borrower to sell, exchange of dispose the Collateral or the Principal Agreements or otherwise use the Collateral in any manner not otherwise specifically authorized herein.

          15.2 Notices. All notices and other communications given pursuant to
               -------
or in connection with this Loan Agreement shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other):

          If to Secured Party:

               Convenience Store Finance Company, LLC
               10880 Wilshire Boulevard
               21/st/ Floor
               Los Angeles, California 90024
               Attention: Steve M. Wheelon
               Facsimile No.: (310) 481-2899

          With a Copy To:

               Credit Suisse First Boston Mortgage Capital LLC
               11 Madison Avenue
               New York, New York 10010
               Attention: Malini Majumdar and Edmund Taylor
               Facsimile No.: (212) 325-8218 and (212) 325-8106

          and:      Stroock & Stroock & Lavan LLP
                    2029 Century Park East, Suite 1800
                    Los Angeles, California 90067
                    Attention: Chauncey M. Swalwell, Esq.
                    Facsimile No.: (310) 556-5959

          If to Borrower, to Borrower's chief executive office, as represented to by Borrower herein, with a copy to:

               The Law Firm of Kenneth P. Roberts
               6355 Topanga Canyon Blvd.
               Woodland Hills, California 91367
               Attention: Kenneth P. Roberts, Esq.
               Facsimile No.: (818) 888-2686

          with a copy to:

               Atlantic Richfield Company
               4 Centerpointe Drive, LPR 6-184

               La Palma, California 90623-1066
               Attention: Manager, Real Estate and Dealer Acquisitions Facsimile No.: (714) 670-5439

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally or by receipted-for telex, telecopier or facsimile transmission, (ii) one (1) day after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

          15.3 Sole Discretion of Secured Party; Reasonableness. Except as may
               ------------------------------------------------
otherwise be expressly provided to the contrary, wherever pursuant to the Notes, the Mortgage, this Loan Agreement, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the Loan secured hereby, Secured Party exercises any right given to Secured Party to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Secured Party, the decision of Secured Party to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Secured Party, as applicable, and shall be final and conclusive. If at any time Borrower believes that Secured Party has not acted reasonably in granting or withholding any approval or consent under the Notes, the Mortgages, this Loan Agreement, or any other Loan Document or otherwise with respect to the Obligations, as to which approval or consent either Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Secured Party to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Secured Party. Secured Party shall not have any liability to Borrower (whether in tort, contract, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Loan Agreement, or any act, omission or event occurring in connection herewith, unless and only to the extent that it is determined by a final and non-appealable judgment or court order binding on Secured Party, that the losses were the result of acts or omissions by Secured Party constituting gross negligence or willful misconduct. In any such litigation, Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Loan Agreement.

          15.4 Recovery of Sums Required To Be Paid. Secured Party shall have
               ------------------------------------
the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

          15.5 WAIVERS. BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL
               -------
OF THE WAIVERS SET FORTH IN THIS LOAN AGREEMENT, THE NOTES, THE MORTGAGES AND THE OTHER LOAN DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO SECURED PARTY TO MAKE THE LOAN TO BORROWER AND THAT SECURED PARTY WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH WAIVERS; AND BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER LOAN DOCUMENT.

          15.6 WAIVER OF TRIAL BY JURY.  BORROWER HEREBY IRREVOCABLY AND
               -----------------------
UNCONDITIONALLY WAIVES, AND SECURED PARTY BY ITS ACCEPTANCE OF THE NOTES AND THIS LOAN AGREEMENT AND OTHER LOAN DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE, THIS SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE OBLIGATIONS.

          15.7 Waiver of Notices.  Borrower hereby expressly waives demand,
               -----------------
presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations, the Properties or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Properties, the Collateral and this Loan Agreement and any Loan Documents, except such as are expressly provided for herein. No notice to or demand on Borrower which Secured Party may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, Borrower waives notice prior to Secured Party's taking possession or control of any of the Properties or the Collateral or any bond or security which might be required by any court prior to allowing Secured Party to exercise any of Secured Party's remedies, including the issuance of an immediate writ of possession and the benefit of all valuation, appraisement and exemption laws.

          15.8 Relationship.  The relationship of Secured Party to Borrower
               ------------
hereunder is strictly and solely that of secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction and nothing contained in the Notes, the Mortgages, this Loan Agreement or any other Loan Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Secured Party and Borrower other than as secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction.

          15.9  Waiver of Counterclaims. Borrower waives all rights to interpose
                -----------------------
any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding brought by Secured Party with respect to this Loan Agreement, any other Loan Documents, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

          15.10 No Conflict with Principal Agreements. This Loan Agreement and
                -------------------------------------
the rights (including the remedies) granted and the duties imposed hereunder are not intended to conflict with or contravene the Principal Agreements.

          15.11 Time is of the Essence. For all payments to be made and all
                ----------------------
obligations to be performed under the Loan Documents, time is of the essence.

          15.12 Limitation on Interest. NOTWITHSTANDING ANY OTHER PROVISION
                ----------------------
HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGES) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THE NOTES OR ANY OTHER LOAN DOCUMENT, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstance whatsoever, fulfillment of any provision hereof or of such other Loan Documents or other documents or obligations at the time performance of such provision shall be due, shall involve transcending the limit of validity proscribed by law, then, ipso facto, the obligation to be fulfilled shall be
                         ---- -----
reduced to the limit of such validity, and if from any such circumstance Secured Party shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing Thereunder or on account of any other principal indebtedness of the Borrower to Secured Party, and not to payment of interest or if such excessive interest exceeds the unpaid balance of such principal amount and such other indebtedness, or if Secured Party is prohibited by applicable law from applying such excessive interest to the reduction of such principal amount or on account of any other indebtedness, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform though the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Borrower and Secured Party and all obligations of Borrower to Secured Party.

          15.13 Governing Law; Binding Effect. THIS SECURITY AGREEMENT SHALL BE
                -----------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; provided, however, the parties agree that the states listed on SCHEDULE 2.14
--------  -------
hereto are the proper places to file financing statements with respect to the Collateral and the laws of such states govern the perfection and the effect of perfection or non-perfection of security interests in all collateral in which a security interest is perfected by filing a financial statement under the Uniform Commercial Code. This Loan Agreement shall be binding upon Borrower, and the heirs, devisees, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section 12 hereof) assigns, including all successors in interest of Borrower in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party, and the successors and assigns of Secured Party. Borrower and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of (a) any state or federal court sitting in the state of New York, over any suit, action or proceeding, arising out of or relating to this Loan Agreement, the Mortgage, the Notes or the Loan; and (b) any state court sitting in the county of the state where the Premises are located with respect to any suit, proceeding or action instituted therein arising under this Loan Agreement or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Loan Agreement, the Notes, the Mortgages or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property). Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, properly addressed and postage prepaid, or, at Secured Party's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Secured Party against Borrower for the amount of the claim and other relief requested.

          15.14 Severability. Whenever possible this Loan Agreement, the Notes,
                ------------
the Mortgages and each other Loan Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

          15.15 Counterparts; Captions; Construction. This Loan Agreement and
                ------------------------------------
each other Loan Document may be executed in counterpart, each of which shall be an original and all of which taken together shall be and be deemed to be one and the same instrument. The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Loan Agreement or any term or provision hereof. The inclusion of an example by way of illustration such as a parenthetical ("including . . .") shall not be construed as or deemed a limitation on the generality of the general text to which it refers. The terms Borrower and Secured Party shall include heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns. The liability of all Persons comprising or constituting Borrower under this Loan Agreement and each other Loan Document shall be joint and several.

          IN WITNESS WHEREOF, Secured Party and Borrower have caused these presents to be duly executed as of the day and year first above written.


SECURED PARTY                                 BORROWER
-------------                                 --------

CONVENIENCE STORE FINANCE COMPANY, LLC,       LLO-GAS, INC.,
a Delaware limited liability company          a Delaware corporation

By: /s/ [illegible]
   ------------------------------------
    Name:                                     By:  /s/ John Castellucci
    Title:                                       -------------------------------
                                                  Name:
                                                  Title:

Address:                                      Chief Executive Office:
-------                                       ----------------------

10880 Wilshire Boulevard
21/st/ Floor                                  23805 Stuart Ranch Road, Suite 265
Los Angeles, California 90024                 Malibu, CA 90265

                             DEFINITIONS SCHEDULE
                             --------------------

     "Accounts" shall have the meaning accorded to such term in the UCC and
      --------
shall include all present and future rights of Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, Credit Card Receivables.

     "Affiliate", when used with any specified Person, means (i) any Person who
      ---------
controls, is controlled by, or is under common control with, such Person, (ii) any Person who is a director or officer of, partner in, trustee of, or blood or legal relative, guardian or representative of the specified Person, or any Person who acts or serves in a similar capacity with respect to the specified Person, (iii) any Person of which or whom the specified Person is a director or officer, partner, trustee, or blood or legal relative, guardian or representative, or with respect to which or whom, the specified Person acts or serves in a similar capacity; (iv) any Person, who, directly or indirectly, is the legal or beneficial owner of or controls 5% or more of any class of equity securities of the specified Person, and (v) any Person who is an Affiliate as defined in clauses (i), (ii), (iii) or (iv) of an Affiliate of the specified Person.

     "Appraisal" shall mean the appraisal of Borrower's Business and Collateral
      ---------
prepared by the Appraisers.

     "Appraised Value" shall mean an amount equal to the value of Borrower's
      ---------------
Business and Collateral as set forth in the Appraisal obtained in connection with the origination of the Loan.

     "Appraisers" shall mean Deloitte & Touche LLP or PriceWaterhouseCoopers,
      ----------
LLP.

     "Borrower's Corporate Operations" shall have the meaning accorded such term
      -------------------------------
in Section 2.8 of the Loan and Security Agreement.

     "Business" shall have the meaning accorded to such term in Section 2.2 of
      --------
the Loan and Security Agreement.

     "Collateral" shall have the meaning accorded to such term in Section 1 of
      ----------
the Loan and Security Agreement.

     "Collateral Revenues" shall have the meaning accorded to such term in
      -------------------
Section 1 of the Loan and Security Agreement.

     "Commitment" shall mean the commitment letter and term sheet with respect
      ----------
to the Loan signed by Borrower and Secured Party.

     "Copyrights" shall mean all United States or other registered and
      ----------
unregistered copyrights, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "County" shall mean the county, parish, city or recording district where
      ------
financing statements are filed under the UCC with respect to security interests in personal property (including fixtures).

     "Credit Card Acknowledgments" shall mean, individually and collectively,
      ---------------------------
the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of Secured Party acknowledging Secured Party's first priority security interest in the monies due and to become due to Borrower (including, without limitation, credits and reserves) under the Credit Card Agreements, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Credit Card Agreements" shall mean all agreements now or hereafter entered
      ----------------------
into by Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Credit Card Issuer" shall mean any person (other than Borrower) who issues
      ------------------
or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards, and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards.

     "Credit Card Processor" shall mean any servicing or processing agent or any
      ---------------------
factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any of Borrower's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

     "Credit Card Receivables" shall mean all Accounts consisting of the present
      -----------------------
and future rights of Borrower to payment for Inventory sold and delivered to customers who have purchased such goods using a credit card or a debit card issued by a Credit Card Issuer.

     "Current Filings" shall have the meaning accorded to such term in Section
      ---------------
2.10 of the Loan and Security Agreement.

     "Defeasance Option" shall have the meaning accorded such term in the Note.
      -----------------

     "DSCR" shall mean with respect to any Person, as of the date of
      ----
determination for any period, the quotient of (x) Cash Flow of such Person for such period divided by (y) the aggregate of all regularly scheduled principal payments on all Indebtedness made or to be made by such Person for such period in accordance with GAAP. For purposes of this definition, "Cash Flow" shall mean for any period for any Person an amount equal to the difference of
(1) the sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus (d) interest expense, plus (e) taxes, plus (f) Non-Recurring Expenses plus
(g) Discretionary Expenses, minus (2) the sum of (a) Non-Recurring Income, plus
(b) Discretionary Income, all as reflected on the financial statement for such Person in accordance with GAAP.

     "Default Rate" shall have the meaning accorded to such term in the Note.
      ------------

     "Discretionary Expenses and Discretionary Income" shall mean for any
      -----------------------------------------------
period, the expenses or income, as the case may be, that are at the discretion of a Person and are generally not required in any period or reasonably anticipated in any subsequent period in order to maintain then-current levels of Cash Flow in each case as determined by the Secured Party in its sole discretion.

     "Environmental Laws" shall mean all federal, state, district, local and
      ------------------
foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business and facilities (whether or not owned by it), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous, toxic or dangerous substances, materials or wastes.

     "Equipment" shall have the meaning accorded to such term in the UCC and
      ---------
shall include all goods used or bought for use primarily in the Business and not included within the Inventory, including machines, computers, fixtures, furnishings, furniture, appliances, vehicles, tools, and supplies, and the like employed in connection with the Business, together with all present and future additions, attachments, accessions thereto, all replacements, improvements and betterments thereof and all substitutions therefor.

     "ERISA" shall mean Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" shall have the meaning accorded to such term in Section
      ----------------
6 of the Loan and Security Agreement.

     "FCCR" shall mean, with respect to any Person, as of the date of
      ----
determination for any period, the quotient of (x) Cash Flow of such Person for such period divided by (y) the sum of the aggregate of all (i) regularly scheduled principal payments on all Indebtedness and (ii) regularly scheduled payments of Lease Obligations, made or to be made by such Person for such period in accordance with GAAP. As used in this definition, "Cash Flow" shall mean for any period for any Person an amount equal to the difference of (1) the sum of
(a) net income, plus (b)
depreciation, plus (c) amortization, plus (d) interest expense, plus (e) taxes, plus (f) regularly scheduled payments of Lease Obligations, plus (g) Non-Recurring Expenses, plus (h) Discretionary Expenses, minus (2) the sum of (a) Non-Recurring Income plus (b) Discretionary Income, all as reflected on the financial statement for such Person in accordance with GAAP.

     "Financing Statements" shall mean the financing statements on Form UCC-1,
      --------------------
copies of which are attached as EXHIBIT H to the Loan and Security Agreement.
                                ---------

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied on and after the date hereof.

     "General Intangibles" shall have the meaning accorded to such term in the
      -------------------
UCC and shall include agreements, contracts, writings, memoranda, confirmations, passbooks, signature cards, acknowledgments, understandings, contract rights, licenses, leases, permits, filings, consents, and approvals, and all puts, calls, options, warrants, and securities, and all tax and duty refunds, and all security interests, Patents, inventions, processes, lists (including customer and suppliers lists), methods, and information (including proprietary information, member lists and information concerning members, sales, business, financial, accounting, forecasts, projections, media, and other information), know-how, software, programs, plans, data, blueprints, designs, drawings, surveys, notices, Copyrights, Trademarks, trade names, trade secrets, service marks, service names, logos and goodwill, going concern value, and market share value and all recordings and registrations thereof, applications for recording or registration, renewals, modifications, supplements, reissues, continuations, extensions, divisions thereof and rights corresponding thereto, and all manuals, standards, practices, mail, advertisements, files, reports, books, catalogs, records, journals, invoices, and bills, and all rights (including voting rights, rights to receive notice or to consent, rights to payment, interest, dividends, distributions or earnings, rights to sue and enforce), powers (including powers of attorney), privileges, benefits, and remedies relating thereto or arising in connection therewith.

     "Goods" shall have the meaning accorded to such term in the UCC and shall
      -----
include (i) all Inventory and (ii) all Equipment.

     "Indebtedness" shall mean all indebtedness (including reimbursement,
      ------------
subrogation, or contribution obligations and any other indebtedness assumed or guaranteed) in respect of money borrowed, whether evidenced by a note (including the Note) or other like written obligation to pay money, or deferred purchase price or constituting capitalized lease obligation or otherwise and will include all obligations and accruals to the extent due and payable or incurred outside the ordinary course of business).

     "Independent Accountant" shall mean a "Big 6" firm of independent
      ----------------------
accountants.

     "Inventory" shall have the meaning accorded to such term in the UCC and
      ---------
shall include all goods held by Borrower for sale or lease or to be furnished under contracts of service, all goods so furnished by Borrower, all raw materials and work in process, and all materials used or consumed in Borrower's Business and all documents of title covering any inventory.

     "Leases" shall mean the Leases included on the INFORMATION SCHEDULE to the
      ------
Loan and Security Agreement and any Master Lease, as defined in the Mortgage.

     "Lease Obligations" shall mean Personal Property Lease Obligations having
      -----------------
an original term of in excess of twelve (12) months and Real Property Lease Obligations.

     "Lien" shall mean with respect to any asset, (i) any mortgage, lien,
      ----
pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

     "Local Banks" shall mean the banks at which Borrower maintains deposit-only
      -----------
accounts for each of its Properties.

     "Loan" shall have the meaning accorded to such term in the Preliminary
      ----
Statement to the Loan and Security Agreement.

     "Loan Documents" shall mean the Note, this Loan and Security Agreement and
      --------------
any Mortgage, assignment of lease or other instrument, agreement, guaranty document, certificate or other writing (including the Master Term Loan Application submitted by Borrower to Secured Party and any commitment issued in connection therewith), now or hereafter executed and delivered in connection with the Obligations, as the same may be modified, amended, consolidated, continued or extended, from time to time.

     "Margin Stock" shall have the meaning accorded to such term in Regulation G
      ------------
of the Federal Reserve Board.

     "Maximum Loan Amount" shall mean an amount equal to seventy (70%) percent
      -------------------
of the Appraised Value.

     "Minimum Consolidated FCCR" and "Minimum Consolidated DSCR" shall each have
      -------------------------       -------------------------
the meaning accorded to such term in Section 2.8 of the Loan and Security Agreement.

     "Minimum Corporate FCCR" and "Minimum Corporate DSCR" shall each have the
      ----------------------       ----------------------
meaning accorded such term in Section 2.8 of the Loan and Security Agreement.

     "Minimum Unit Level FCCR" and "Minimum Unit Level DSCR" shall each have the
      -----------------------       -----------------------
meaning accorded to such term in Section 2.8 of the Loan and Security Agreement.

     "Mortgages" shall mean real property and leasehold mortgages and/or deeds
      ---------
of trust executed and delivered from time to time by Borrower to Secured Party with respect to the Real Property and related assets of Borrower now owned or hereafter acquired, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
      --------

     "1933 Act" shall mean the Securities Act of 1933, as amended.
      --------

     "Non-Recurring Expenses and Non-Recurring Income" shall mean for any
      -----------------------------------------------
period, expenses or income, as the case may be, that are extraordinary and generally not reflected in any prior period or reasonably anticipated to be incurred or received in any subsequent period, in each case as determined by the Secured Party in its sole discretion.

     "Note" shall have the meaning accorded to such term in the Preliminary
      ----
Statement to the Loan and Security Agreement.

     "Obligations" shall mean all of Borrower's Indebtedness, obligations and
      -----------
liabilities of every kind, nature and description now or hereafter owing by Borrower to Secured Party, including those evidenced by, arising under or in connection with the Note including, without limitation, indebtedness, obligations and liabilities in respect of principal, interest, this Loan and Security Agreement, or any other Loan Document, and any future advances thereon, renewals, extensions, modifications, amendments, substitutions and consolidations thereof, or any other agreement with Secured Party, including Borrower's obligations to pay (or reimburse Secured Party for) all costs and expenses (including attorneys' fees and disbursements) incurred by Secured Party in obtaining, maintaining, protecting and preserving its interest in the Collateral or its security interest therein, foreclosing, retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral or in exercising its rights hereunder or as secured party under the UCC, any other applicable law, regulation or rule or this Loan and Security Agreement and all other indebtedness, obligations and liabilities of any kind of Borrower to Secured Party, now or hereafter existing (including future advances whether or not pursuant to commitment), arising directly between Borrower and Secured Party or acquired outright, conditionally or as collateral security from another, absolute or contingent, joint and/or several, secured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, including Borrower's liabilities to Secured Party as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

     "Patents" shall mean all United States or other registered and unregistered
      -------
patents, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "Payments to Affiliates" shall mean all dividends or distributions, all
      ----------------------
salaries, fees and other compensation, and all reimbursement or indemnification, directly or indirectly, paid or payable to (or for the benefit of) any Affiliate of Borrower, other than a Person who is an officer of Borrower and is not otherwise an Affiliate of Borrower. Payment to Affiliates shall include any payment or reimbursement of travel and entertainment expenses, automobiles expenses, and premiums or expenses associated with any insurance policy other than those expressly required to be maintained pursuant to Section 2.21 of the Loan and Security Agreement.

     "Permitted Encumbrances" shall have the meaning accorded to such term in
      ----------------------
Section 2.32 of the Loan and Security Agreement.

     "Permitted Indebtedness" shall have the meaning accorded to such term in
      ----------------------
Section 2.33 of the Loan and Security Agreement.

     "Permitted Transferee" shall mean any surviving ancestor, living descendent
      --------------------
(adopted or natural), brother, sister, spouse, sister-in-law or brother-in-law of the Person identified on the INFORMATION SCHEDULE annexed to this Loan and Security Agreement.

     "Person" shall mean any natural person, corporation, partnership,
      ------
association, firm, trust, limited liability company, or other entity or any government, governmental agency or regulatory authority or instrumentality or any subdivision thereof.

     "Personal Property Lease Obligation" shall mean any obligations of a Person
      ----------------------------------
in connection with any leases for personal property, including Equipment, not included in Indebtedness.

     "Preliminary Statement" shall mean the paragraphs of this Loan and Security
      ---------------------
Agreement preceding Section 1 of the Loan and Security Agreement and captioned "Preliminary Statement" of the Loan and Security Agreement.

     "Principal Agreement" shall mean the meaning accorded to such term in
      -------------------
Section 2.12 of the Loan and Security Agreement.

     "Property" shall mean the meaning accorded to such term in Section 2.2 of
      --------
the Loan and Security Agreement.

     "Real Property" shall mean all now owned and hereafter acquired real
      -------------
property of Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, and related assets as more particularly described in the Mortgages.

     "Real Property Lease Obligation" shall mean any obligations of a Person in
      ------------------------------
connection with any leases for real property not included in Indebtedness.

     "Records" shall mean all of Borrower's present and future books of account
      -------
and records of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers (in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other person).

     "Replacement Collateral" shall have the meaning accorded to such term in
      ----------------------
Section 2.31.2 of the Loan and Security Agreement.

     "Servicer" shall mean the Servicer referred to in the Servicing Agreement
      --------
and any successors, assigns and replacements therefor.

     "Servicer Collection Account" shall mean the Collection Account established
      ---------------------------
pursuant to the Servicing Agreement, by and among the Secured Party, the Servicer and certain other parties thereto, as amended, modified, supplemented or replaced from time to time.

     "Servicing Agreement" shall mean the Servicing Agreement, by and among the
      -------------------
Secured Party, the Servicer and certain other parties thereto, as amended, modified, supplemented or replaced from time to time.

     "Securitization" shall mean the sale, pledge, grant of a security interest,
      --------------
collateral assignment, transfer and delivery or other encumbrance or disposition of all or any portion of the Loan (or Secured Party's rights and powers therein), from time to time, to one or more of Secured Party's Affiliates or to other Persons, including the sale of the Loan by Secured Party to one or more Persons who will issue debt instruments or equity certificates backed by the Loan and the servicing of such Loan by the Person appointed as servicer in connection therewith.

     "Specified Market" shall mean the market area described in the SPECIFIED
      ----------------
MARKET SCHEDULE to the Loan and Security Agreement.

     "State" shall mean each state of location of any Property from which
      -----
Borrower operates the Business.

     "Trademarks" shall mean all United States or other registered or
      ----------
unregistered trademarks together with the goodwill of the business connected with the use thereof, and symbolized thereby, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of
      ---
Texas.

     "UCC Search" shall mean the security interest, tax lien, suit and judgment
      ----------
search of Borrower conducted in any State and County.

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

LLO                                                                                   Fee "F"             Convenience    Loan
Unit     Address                    City             County            State    Zip  Lease "L"     Gas       Store       Amount
----     -------                    ----             ------            -----    ---  ---------     ---       -----       ------
---------------------------------------------------------------------------------------------------------------------------------

609      3817 W. Third St.           Los Angeles     Los Angeles       CA       90020      F       Arco      AM/PM     $  975,000
---------------------------------------------------------------------------------------------------------------------------------

712      3366 N. San Gabriel Bl.     Rosemead        Los Angeles       CA       91770      F       Arco      Arco      $  700,000
---------------------------------------------------------------------------------------------------------------------------------

5045     702 W. Broadway Rd.         Phoenix         Maricopa          AZ       85032      F       Arco      AM/PM     $1,230,000
---------------------------------------------------------------------------------------------------------------------------------

5191     4100 California Ave.        Bakersfield     Kern              CA       93309      F       Arco      AM/PM     $  760,000
---------------------------------------------------------------------------------------------------------------------------------

5234     13001 Stockdale Hwy         Bakersfield     Kern              CA       93312      F       Arco      AM/PM     $  585,000
---------------------------------------------------------------------------------------------------------------------------------

5972     64200 20/th/ St./PO Box 938 N. Palm Springs Riverside         CA       92258      F       Arco      AM/PM     $  750,000
---------------------------------------------------------------------------------------------------------------------------------

999      240 Commerce Dr.            Mammoth Lakes   Mono              CA       93546      F       Arco      AM/PM     $  300,000
---------------------------------------------------------------------------------------------------------------------------------

81633    16096 Slover Ave.           Fontana         San Bernardino    CA       92335      F       Arco      AM/PM     $2,500,000
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Total    $7,800,000
                                                                                                                       ==========

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

LLO               Borrower                Borrower          Borrower            Principal            Chief Executive
Unit:             Legal Name:             Trade Name(s):    Taxpaper I.D. No.:  Agreement:           Office Street:
-----             -----------             --------------    ------------------  ----------           --------------
---------------------------------------------------------------------------------------------------------------------------------

609      LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

712      LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5045     LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5191     LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5234     LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5972     LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

999      LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Independent   23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

81633    LLO Gas, Inc., a Delaware Corporation      None     77-0489023         Arco          23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

LLO      Chief Executive   Chief Executive      Chief Executive
Unit:      Office City:     Office County:       Office State:
------     ------------     --------------       -------------
---------------------------------------------------------------

609      Malibu            Los Angeles          California
---------------------------------------------------------------

712      Malibu            Los Angeles          California
---------------------------------------------------------------

5045     Malibu            Los Angeles          California
---------------------------------------------------------------

5191     Malibu            Los Angeles          California
---------------------------------------------------------------

5234     Malibu            Los Angeles          California
---------------------------------------------------------------

5972     Malibu            Los Angeles          California
---------------------------------------------------------------

999      Malibu            Los Angeles          California
---------------------------------------------------------------

81633    Malibu            Los Angeles          California
---------------------------------------------------------------

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

                                                                               Lease
LLO      Chief Executive                  Account No.                          Type        Lease       Lease        Remaining
Unit     Office Zip:      Local Bank:     Deposit:        Acquisitions:     "L, GL, SL":   Payment   Expiration:    Lease Term:
----     -----------      -----------     --------        -------------     ------------   -------   -----------    -----------
-------------------------------------------------------------------------------------------------------------------------------

609      90265            Bank of America                 Arco 10/99              n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

712      90265            Bank of America                 Arco 1099               n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

5045     90265            Bank of America                 Arco 10/99              n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

5191     90265            Bank of America                 Arco 1099               n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

5234     90265            Bank of America                 Arco 10/99              n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

5972     0265             Bank of America                 Arco 1099               n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

999      265              Bank of America                 n/a                     n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

81633    90265            Bank of America                 Time Out, LLC 10-99     n/a      n/a            n/a        n/a
-------------------------------------------------------------------------------------------------------------------------------

LLO
Unit     Record Owner:
----     ------------
------------------------------------------------

609       LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

712       LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5045      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5191      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5234      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5972      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

999       LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

81633     LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE


                    [Cost before depreciation - [illegible]

                                                                       Hazard
LLO      Principle                                                   Insurance     Liability     Workers" Comp          BU
Unit     Shareholder        Litigation    Permitted Transferees     (D&T Cost)     Insurance        Insurance        Insurance
----     ----------         ----------    ---------------------     ----------     ----------       ---------        ---------
------------------------------------------------------------------------------------------------------------------------------

609      John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

712      John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

5045     John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

5191     John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

5234     John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

5972     John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

999      John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

81633    John Castellucci   None                      None                         $1,000,000    State Requirements   6 months
------------------------------------------------------------------------------------------------------------------------------

LLO           UST
Unit       Insurance
----       ---------
----------------------------

609        Private Insurance
----------------------------

712        Private Insurance
----------------------------

5045       Private Insurance
----------------------------

5191       Private Insurance
----------------------------

5234       Private Insurance
----------------------------

5972       Private Insurance
----------------------------

999        Private Insurance
----------------------------

81633      Private Insurance
----------------------------

                           Specified Market Schedule


                        Los Angeles County, California

                           Maricopa County, Arizona

                            Kern County, California

                         Riverside County, California

                            Mono County, California

                       San Bernardino County, California

                           SCHEDULE 2.3 - Affiliates
                           -------------------------

                              John D. Castellucci

                                 SCHEDULE 2.14
                                 -------------

                              U.C.C.-1 Recordings


Property Locations                                   Recorded at:
------------------                                   -----------

ARCO Facility No. 01860                      California Secretary of State
3817 W. Third Street                         UCC Division
Los Angeles, California 90020                P.O. Box 942835
                                             Sacramento, CA 94235-0001

                                             Los Angeles County Recorder
                                             12400 Imperial Highway
                                             Norwalk, CA 90650


ARCO Facility No. 05502                      Arizona Secretary of State
702 West Broadway                            Attn: UCC Division
Phoenix, Arizona 95032                       State Capital Building
                                             1700 W. Washington
                                             7/th/ Floor
                                             Phoenix, AZ 95007-2888

                                             Maricopa County Recorder's Office
                                             111 South 3/rd/ Avenue
                                             Phoenix, AZ 95003


ARCO Facility No. 05212                      California Secretary of State
3366 N. San Gabriel Boulevard                UCC Division
Rosemead, California 91770                   P.O. Box 942835
                                             Sacramento, CA 94235-0001

                                             Los Angeles County Recorder
                                             12400 Imperial Highway
                                             Norwalk, CA 90650

ARCO Facility No. 05513                  California Secretary of State
13001 Stockdale Highway                  UCC Division
Bakersfield, California 93312            P.O. Box 942835
                                         Sacramento, CA 94235-0001


                                         Kern County Recorders Office
                                         1655 Chester Avenue
                                         Bakersfield, CA 93301


ARCO Facility No. 05972                  California Secretary of State
64200 20th Street                        UCC Division
North Palm Springs, California 92258     P.O. Box 942835
                                         Sacramento, CA 94235-0001

                                         Riverside County Recorders Office
                                         4080 Lemon Street, Rm. 102
                                         Riverside, CA 92501


ARCO Facility No. 06202                  California Secretary of State
13001 Stockdale Highway                  UCC Division
Bakersfield, California 93312            P.O. Box 942835
                                         Sacramento, CA 94235-0001


                                         Kern County Recorders Office
                                         1655 Chester Avenue
                                         Bakersfield, CA 93301


16096 Slover Avenue                      California Secretary of State
Fontana, CA 92335                        UCC Division
                                         P.O. Box 942835
                                         Sacramento, CA 94235-0001

                                         San Bernardino County Recorders Office
                                         222 W. Hospitality Lane
                                         San Bernardino, CA 92415-0018

420 Commerce Drive                       California Secretary of State
Mammoth Lakes, CA 93546                  UCC Division
                                         P.O. Box 942835
                                         Sacramento, CA 94235-0001

                                         Mono County Recorders Office
                                         P.O. Box 237
                                         Bridgeport, CA 93517

                         SCHEDULE 2.23 - Subsidiaries
                         ----------------------------

                                     None

                    SCHEDULE 2.26 - Credit Card Agreements
                    --------------------------------------

                                     None

                        SCHEDULE 2.31 - Sale of Assets

                                     None

                    SCHEDULE 2.38 - Listing of Local Banks
                    --------------------------------------

     1.       Bank of America
              5959 Canoga Avenue
              Woodland Hills, California 91367
              Account No. 1201501636
              Account Name: Llo-Gas, Inc., a Delaware Corporation

     2.       Washington Mutual Bank
              29211 Heathercliff Road
              Malibu, California 90265
              Account No. 1790953369
              Account Name: Llo-Gas, Inc., a Delaware Corporation

     3.       Sterling National Bank
              425 Park Avenue
              New York, New York 10022
              Account No. 033028560
              Account Name: Capstone Capital/Llo-Gas, Inc.

                    CONVENIENCE STORE FINANCE COMPANY, LLC
                            CSFC 1999 LOAN PROGRAM

                                                   CSFC Loan # _________________

                            SECURED PROMISSORY NOTE


         This secured promissory note (this "Note") is made in connection with the Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement") by and between LLO-GAS, INC., a Delaware corporation (the Borrower"), and CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, "CSFC"). All terms used herein and not otherwise defined herein shall have the meaning accorded to such terms in the table set forth below and in the Loan Agreement. This Note is entitled to the benefits of and is secured by the pledge, liens, security, title, rights and security interests granted under the Loan Agreement, the Mortgages and the other Loan Documents, as the same may be amended, supplemented or renewed, from time to time and evidences a loan (the "Loan") made to Borrower by CSFC in accordance with the Loan Agreement.


Date of Note:                      October ___, 1999

Borrower:                          LLO-GAS, INC.,
                                   a Delaware corporation

Principal Amount:                  $______________________

First Payment Date:                December 11, 1999

Interest Rate:                     ______% per annum

Funding Date Payment:              $______________________

Stated Payment Amount:             $______________________

Lockout Period:                         A period commencing on the Date of
                                        Note and ending on the third anniversary of the first Payment Date

Amortization Period:               A period of 180 months commencing on the
                                   eleventh day of the month following the Date of Note (or on the Date of Note if such date is the eleventh day of a month).

Maturity Date:                     November 11, 2014

Defeasance Period                  A period (i) commencing on the earlier of (x)
                                   the third anniversary of the first Payment
                                   Date and (y) two years after the
                                   securitization of the Loan by CSFC, and (ii) ending on the Maturity Date

     1.   Payments of Principal. Borrower hereby promises to pay to the order of
          ---------------------
CSFC the Principal Amount outstanding under this Note (x) in monthly installments from the date of the First Payment Date through the Maturity Date,
(y) at the option of Borrower, in full but not in part as permitted under the Defeasance Option specified in Section 4 hereof, and (z) in full either at such time as this Note is accelerated under Section 5 hereof or matures under Section 3 hereof.

     2.   Interest. Interest will accrue and be charged on the Principal
          --------
Amount outstanding, from time to time (i) except as provided in clause (ii), at the Interest Rate, and (ii) upon and during the continuation of an Event of Default, at a rate per annum equal to the sum of (x) the Interest Rate plus (y) 500 basis points ("Default Rate"). Borrower promises to pay interest to the order of CSFC in arrears on each Payment Date (as defined below) except as provided in Section 3.a.ii hereof. All calculations of interest shall be computed on the basis of a 360-day year and charged on the basis of actual days elapsed for any whole or partial month in which interest is being calculated ("Actual/360"). Borrower acknowledges that interest calculated on an Actual/360 basis exceeds interest which is calculated on a basis of a 360-day year consisting of 12 months of 30 days each ("30/360") and, therefore, a greater portion of each monthly installment of principal and interest will be applied to interest using the Actual/360 basis than would be the case if interest accrued on a 30/360 basis. In no event shall Borrower's interest payment obligations or the amounts of interest payable, contracted for, charged or received under or in connection with this Note exceed the limitations set forth in Section 8 hereof.

     3.   Form, Place and Timing of Payments. Borrower agrees to make all
          ----------------------------------
payments, or cause all payments to be made, under this Note to the order of CSFC in lawful money of the United States of America and in immediately available funds, at such place or places and by such method or methods (including wire transfer or bank account debit) as CSFC shall direct.

          a.   Payment and Amortization Schedule: Maturity.
               -------------------------------------------

               i.    A "Payment and Amortization Schedule" is attached hereto as
Schedule 3.a.i. and made a part hereof, which schedule is calculated based on
--------------
amortization of the Principal Amount over the Amortization Period.

               ii. On the date of funding, Borrower's Funding Date Payment is due. The Funding Date Payment equals the amount of the interest payable for the period from the date of the funding of the Note, through and including the tenth
(10th) day of the month immediately following the month in which funding occurs (unless funding has occurred on the first day of the month in which case, said interest is payable under Section 3.a.iii hereof).

               iii.  Commencing on the First Payment Date, and on the eleventh
(11th) day of each month thereafter (each a "Payment Date"), Borrower agrees to pay the Stated Payment Amount until the earliest of the acceleration, exercise of the Defeasance Option or Maturity Date of this Note, as the case may be.

               iv. The Principal Amount outstanding on the Maturity Date, together with any and all accrued and unpaid interest, charges, fees and expenses, shall be due and payable on the Maturity Date.

          b.   Timing of Payments. Whenever a payment to be made under this Note
               ------------------
becomes due and payable on a Saturday or Sunday or on a legal holiday or a date on which banking institutions located in the State of New York are authorized or required to close, such payment shall be made on the next succeeding business day.

          c.   Late Payment Charge. If CSFC has not received on any Payment
               -------------------
Date, on the Maturity Date, or on any other date on which any payment is due (whether due to acceleration or otherwise) the full amount due on such Payment Date, Maturity Date or other date, as the case may be, Borrower promises to pay to the order of CSFC, promptly on demand, a late payment charge in the amount equal to the product of (x) the difference between (1) the amount due on such due date and (z) the amount actually received on such due date, and (y) 0.05.

     4.   Defeasance Option. This Note, and the Obligations outstanding
          -----------------
hereunder, may not be prepaid in whole or in part. However, notwithstanding the foregoing:

          I. So long as no Event of Default shall have occurred and be continuing, at any time during the Defeasance Period, Borrower may cause the release of the Collateral and the Properties from the lien of the Loan Documents upon the satisfaction of the following conditions (such release of the lien and satisfaction of such conditions referred to herein as the "Defeasance Option"):

          (i) not less than thirty (30) days and not more than sixty (60) days prior written notice shall be given to CSFC specifying a Payment Date on which the Defeasance Collateral (as hereinafter defined) is to be delivered (such Payment Date, the "Release Date");

          (ii) all accrued and unpaid interest and all other sums then due under this Note and under the other Loan Documents up to the Release Date, including, without limitation, all costs and expenses incurred by CSFC or its agents in connection with such release (including, without limitation, the fees and expenses incurred by attorneys and accountants in connection with the review of the proposed Defeasance Collateral and the preparation of the Defeasance Loan Agreement (as hereinafter defined) and related documentation and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of this Section 4(I), and all fees, costs and expenses incurred or to be incurred by Lender in the purchase of such U.S. Obligations and the assumption payments referred to herein), shall be paid in full on or prior to the Release Date; and

          (iii) Borrower shall deliver to CSFC on or prior to the Release Date:

          (A) an amount (in immediately available funds) equal to the remaining principal amount of this Note and the Yield Maintenance Premium (hereinafter defined), if any, sufficient to purchase direct, non-callable obligations of the United States of America (the "Defeasance Collateral") that provide for payments prior, but as close as possible, to all successive monthly Payment Dates occurring after the Release Date through the Maturity Date (and assuming the Loan is paid in full on the Maturity Date), with each such payment being equal to or greater than the amount of the corresponding installment of principal and interest required to be paid under this Note (the "Defeasance Deposit"). The Defeasance Deposit shall be used to purchase the Defeasance Collateral. Each instrument evidencing such Defeasance Collateral shall be duly endorsed by the holder thereof as directed by CSFC or accompanied by a written instrument of transfer in form and substance wholly satisfactory to CSFC (including, without limitation, such instruments as may be required by the depository institution holding such securities to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to create a first priority security interest therein in favor of CSFC in conformity with all applicable state and federal laws governing granting of such security interests;

          (B) a pledge and security agreement, in form and substance satisfactory to CSFC in its sole discretion, creating a first priority security interest in favor of CSFC in the Defeasance Deposit and the Defeasance Collateral (the "Defeasance Loan Agreement"), which Defeasance Loan Agreement shall provide, among other things, that any excess payments received by CSFC from the Defeasance Collateral over the amounts payable by Borrower hereunder shall be refunded to Borrower.

          (C) a certificate of Borrower in form and substance satisfactory to CSFC in its sole discretion certifying that all of the requirements set forth in this Section 4 have been satisfied;

          (D) an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to CSFC in its sole discretion stating, among other things, that CFSC has a perfected first priority security interest in the Defeasance Deposit and the Defeasance Collateral purchased on behalf of Borrower and that the Defeasance Loan Agreement is enforceable against Borrower in accordance with its terms;

          (E) a certificate from a firm of independent public accountants acceptable to CSFC certifying that the Defeasance Collateral is sufficient to satisfy the provisions of Section A above; and

          (F) evidence in writing from each Rating Agency (as defined hereinafter) selected by CSFC to the effect that such release will not result in a re-qualification, reduction or withdrawal of any rating in effect immediately prior to such defeasance for any Securities (as hereinafter defined); and

          (G) such other certificates, documents or instruments as CSFC may reasonably request.

     II. Upon compliance with the requirements of this Section 4 and with the requirements of Section 4 of each of the other Notes, the Collateral and the Properties shall be released from the lien of the Loan Documents and the Defeasance Collateral shall constitute the only collateral which shall secure the Obligations and CSFC will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of CSFC on the Collateral and the Properties. Borrower, pursuant to the Defeasance Loan Agreement, shall authorize and direct that the payments received from Defeasance Collateral be made directly to CSFC and applied to satisfy the Obligations.

     III. Upon the release of the Collateral and the Properties and substitution of the Defeasance Collateral in accordance with this Section 4, Borrower shall, upon the direction of CSFC, assign all of its Obligations, together with the Defeasance Collateral, to a successor entity selected by CSFC. The Borrower and such successor entity shall execute an assignment and assumption agreement in form and substance satisfactory to CSFC in its sole discretion pursuant to which the successor entity shall assume the Obligations in their entirety (including, without limitation, under the Defeasance Loan Agreement). As conditions to the effectiveness of such assignment and assumption, Borrower shall (i) deliver or cause to be delivered to CSFC an opinion of counsel to Borrower (satisfactory to CSFC in its sole discretion) in form and substance satisfactory to CSFC in its sole discretion with respect to, among other things, the enforceability of the assignment and assumption agreement, the Obligations and the applicable agreements, instruments and documents (including, without limitation, the Loan Documents) against the successor entity and (ii) pay all costs and expenses incurred by CSFC, its agents and representatives in connection with the foregoing. Upon the effectiveness of the assignment and assumption, Borrower shall be relieved of all Obligations other than those specifically intended to survive the termination, satisfaction or assignment of the Obligations or the exercise by CSFC of it rights and remedies with respect to the Obligations.

     IV. Upon the release of the Collateral and Properties in accordance with this Section 4, Borrower shall have no further right to prepay this Note pursuant to the other provisions of this Section 4 or otherwise. In connection with the conditions set forth in Subsection I(A) above, Borrower hereby appoints CSFC as its agent and attorney-in-fact for the purpose of purchasing the Defeasance Collateral with funds provided by the Borrower. Borrower shall pay any and all expenses incurred in the purchase of the Defeasance Collateral and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Section 4.

     V. For purposes of this Note and the other Loan Documents, the term "Yield Maintenance Premium" shall mean the amount, if any, which, when added to the remaining principal amount of the Note, will be sufficient to purchase the Defeasance Collateral.

     5.   Acceleration; Expenses. (a) If an Event of Default occurs, the entire
          ----------------------
Principal Amount may be accelerated by CSFC and CSFC may pursue it remedies against Borrower and the personal and real property that secures Borrower's Obligations, including Borrower's obligation to pay the Principal Amount evidenced by this Note, from time to time and in such order as CSFC shall determine. If an Event of Default described in Section 6.1.3 of the Loan Agreement occurs, all Obligations including, without limitation, the entire Principal Amount, shall be automatically accelerated without presentment, demand, protest or notice of any kind. Upon acceleration of the Obligations, Borrower hereby agrees to pay to the order of CSFC on the date of acceleration an amount equal to (i) the full Principal Amount of this Note which remains unpaid as of such date, plus (ii) all accrued and unpaid interest thereon and all other amounts due and owing hereunder (including, without limitation, any late payment charges) and under the other Loan Documents, plus (iii) all costs of collection (including, without limitation, reasonable and actual attorneys' fees and disbursements, whether or not a suit is commenced), which amounts (and all other amounts which are due and payable by Borrower) shall be added to the Principal Amount of this Note and will bear interest at the Default Rate, plus
(iv) the Default Repayment Amount (as herein defined).

          (b) Simultaneously with each Default Repayment (as hereinafter defined) occurring prior to the Maturity Date, Borrower shall pay to CSFC an amount (the "Default Repayment Amount") equal to the greater of: (A) three (3%) percent of the principal amount of this Note being prepaid; and (B) the present value of a series of payments each equal to the Payment Differential (as hereinafter defined) and payable on each Payment Date over the remaining original term of this Note and on the Maturity Date, discounted at the Reinvestment Yield (as hereinafter defined) for the number of months remaining from the date of the Default Repayment (the "Repayment Date") to each such monthly Payment Date and the Maturity Date. The term "Reinvestment Yield" as used herein shall be equal to the lesser of (a) the (i) yield on the U.S. Treasury issue (primary issue) with the same maturity date as the Maturity Date: or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S. Treasury issues (primary issues) with maturity dates (one prior to and one following) that are closest to the Maturity Date; or (b) the (i) yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Obligations, or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S. Treasury issues (primary issues) with terms (one prior to and one following) that are closest to the remaining average life of the Obligations, with each such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Repayment Date (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein shall be equal to (x) the Interest Rate minus the Reinvestment Yield, divided by (y) 12 and multiplied by (z) the principal sum being repaid on such Repayment Date after application of the Monthly Payment (if any) due on the date of the Default Repayment, provided that the Payment Differential shall in no event be less than zero. In no event, however, shall CSFC be required to reinvest any repayment proceeds in U.S. Treasury obligations or otherwise.

     For purposes of this Note, the term "Default Repayment" shall mean a repayment of all or any portion of the principal amount of this Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a repayment occurring in connection with reinstatement of the Mortgage provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

     6.   WAIVERS AND SPECIAL AGREEMENTS: BORROWER HEREBY MAKES AND ACKNOWLEDGES
          ------------------------------
THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS NOTE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT BORROWER UNDERSTANDS THE RIGHTS BEING WAIVED AND THAT THE WAIVERS ARE A MATERIAL INDUCEMENT TO CSFC TO MAKE THE LOAN TO BORROWER; THAT THE TERMS OF THE LOAN ARE FAVORABLE TO BORROWER AND THAT CSFC WOULD NOT HAVE MADE THE LOAN ON SUCH TERMS WITHOUT SUCH WAIVERS. Borrower and any and all obligors, sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon jointly and severally ("Obligors"):
(i) acknowledge that the transaction of which this Note is a part is part of a commercial transaction; (ii) waive any and all (from time to time) (a) rights to notice and hearing under any state or federal law with respect to any prejudgment remedy which the CSFC may desire to use, from time to time, and (b) grace. diligence, demand, presentment for payment, protest, notice of any kind (including notice to sureties, disclosure of facts which materially increase risks, notice of protest, acceptance, liability suit, demand, or action, dishonor, payment or nonpayment, protest. intention to accelerate or acceleration, extension or renewal), surety defenses of any kind (including defenses relating to impairment of recourse, release or modification of underlying obligation, extension of time, impairment of collateral, nondisclosure), rights of appraisal of security or collateral for any obligation or guaranteed obligation and diligence in collecting and bringing suit against any party; (iii) agree (a) to all extensions of any obligation or guaranteed obligations (including rescheduling and recalculation of amortization), in whole or in part, from time to time, or any partial payments, with or without notice, before or after maturity, (b) to any one or more substitutions, exchanges or releases of any or all security, now or hereafter given for any obligation, (c) to any and all releases, from time to time, of any and all parties primarily, secondarily or otherwise liable for any obligation or guaranteed obligation, (d) that it is not (and at no time will be) necessary for CSFC, or any other holder, transferee, obligee or beneficiary of any note or obligation or guaranteed obligation (or any interest therein) (collectively, "Obligee"), in order to enforce such note or obligation, to first institute or exhaust such Person's remedies against any borrower or other Person or against any collateral or other security for such note or obligation, and (e) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by CSFC or any other Obligee of any obligation or guaranteed obligation of any rights or remedies (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of any such Person's right or remedies in any one or more instances shall not preclude full exercise in any other instance; and (iv) waives and agrees not to assert any right of set off and any claim (as defined in U.S.C.
Section 101), including, without limitation, any claim of subrogation, reimbursement, exoneration, contribution or indemnification that Borrower or any other Obligor may now or hereafter have against Borrower or any other Obligor or any security held by or available to CSFC or any other Obligee.

     7.   WAIVER OF TRIAL BY JURY AND APPRAISAL RIGHT. BORROWER HEREBY
          -------------------------------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND CSFC BY ITS ACCEPTANCE OF THE NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE. BORROWER HEREBY FURTHER WAIVES ANY AND ALL RIGHTS

BORROWER MAY NOW OR HEREAFTER HAVE TO AN APPRAISAL OF ANY SECURITY OR COLLATERAL FOR BORROWER'S OBLIGATIONS HEREUNDER.

     8.   LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN
          ----------------------
NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGES) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstance whatsoever fulfillment of any provision hereof or of such other Loan Documents or other documents or obligations at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then, ipso facto, the
                                                            ---- -----
obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance CSFC shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount owing hereunder or on account of any other principal indebtedness of the Borrower to CSFC, and not to payment of interest or if such excessive interest exceeds the unpaid balance of the Principal Amount and such other indebtedness, or if CSFC is prohibited by applicable law from applying such excessive interest to the reduction of the Principal Amount or on account of any other indebtedness, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to CSFC shall, to the extent permitted by applicable law, be amortized prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform though the term hereof. The terms and provisions of this Section shall control and supersede every other provision of all agreements between the Borrower and CSFC and all obligations of Borrower to CSFC.

     9.   Applications: Calculations of Amounts Due. Timely payments of the
          -----------------------------------------
Stated Payment Amount shall be applied first to accrued and unpaid interest, then to the outstanding Principal Amount. All calculations and applications of amounts due on any date, whether by acceleration or otherwise, will be made by CSFC (or its agent or representative) and Borrower agrees that all such calculations and applications will be conclusive and binding absent manifest error.

     10.  Sale or Participation of Loan. CSFC and any successor may, at any
          -----------------------------
time, sell, transfer, or assign this Note, the Loan Agreement, the Mortgages, and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). CSFC may forward to each purchaser, transferee, assignee, servicer, participant. investor in such Securities or any rating agency (a "Rating Agency") rating such Securities (all of the foregoing entities collectively referred to as an "Investor") and each prospective Investor, all documents, financial and other information which CSFC now has or may hereafter acquire relating to (a) the Loan; (b) the Business and the Properties and their operation (including, without limitation, copies of all leases, subleases or any other agreements concerning the operation, use and occupancy of the Business and the Properties); and/or (c) any party connected with the Loan (including, without limitation, Borrower, any partner or member of Borrower, any constituent partner or member of Borrower, and any guarantor). In connection with such Securities, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each Investor, and Borrower shall, within fifteen
(15) days after request by CSFC, deliver an estoppel certificate verifying for the benefit of CSFC and any other party designated by CSFC the status and the terms and provisions of the Loan in form and substance acceptable to CSFC, and enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to facilitate the Securities without impairing Borrower's rights or increasing Borrower's obligations. The representations, warranties, obligations, covenants, and indemnity obligations of Borrower under the Loan Documents shall also benefit and apply with respect to any purchaser, transferee, assignee, participant, service or investor.

     11.  Miscellaneous. This Note and the rights and obligations under this
          -------------
Note are not assignable or delegable, directly or indirectly, in whole or in part, by Borrower, except as provided in the Mortgage. This Note shall be binding upon Borrower, its successors and, without limiting the preceding sentence, assigns. For all payments to be made and obligations to be performed under this Note, Borrower agrees to perform strictly in accordance with the terms of this Note and time is of the essence. Whenever possible, this Note and each provision hereof, shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance. All rights and remedies provided in this Note, the Loan Agreement, the Mortgages, and any other Loan Document or any law shall be available to CSFC and shall be cumulative. THIS NOTE CONTAINS WAIVERS OF VARIOUS RIGHTS AND DEFENSES, INCLUDING (WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL AND APPRAISAL AS SET FORTH IN SECTION 7 HEREOF. THIS DOCUMENT IS EXECUTED UNDER SEAL AND INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

     12.  Governing Law. This Note was accepted by CSFC in the state of New
          -------------
York and the proceeds of this Note were disbursed from the state of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of constructions, validity, enforceability and performance, this Note, the Loan Agreement, the Mortgages and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state and any applicable law of the United States of America, except that at all times the provisions for the enforcement of CSFC's rights to foreclose granted under the Mortgages securing this Note and the creation, perfection and enforcement of the security interests created pursuant thereto and pursuant to the other Loan Documents shall be governed by and construed according to the law of the state where each applicable Property is located. Except as provided in the immediately preceding sentences, Borrower hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than New York governs the Mortgages, this Note, the Loan Agreement and the other Loan Documents.

     13.  Consent to Jurisdiction. Borrower irrevocably submits to the
          -----------------------
jurisdiction of: (a) any state or federal court sitting in the State of New York over any suit, action, or proceeding arising out of or relating to this Note or the Loan evidenced hereby; and (b) any state court sitting in the county of the state where the applicable Property is located over any suit, action, or proceeding, brought by CSFC to exercise its rights to foreclose under the Mortgages or any action brought by CSFC to enforce its rights with respect to the Collateral. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

                                SCHEDULE 3.a.i.

                           SECURED PROMISSORY NOTES

                                      OF

                                 LLO-GAS, INC.

                           PAYMENT AND AMORTIZATION

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

LLO                                                                                     Fee "F"           Convenience   Loan
Unit    Address                     City             County          State    Zip     Lease "L"     Gas      Store      Amount
----    -------                     ----             ------          -----    ---     ---------     ---      -----      ------
----------------------------------------------------------------------------------------------------------------------------------

609     3817 W. Third St.           Los Angeles      Los Angeles     CA       90020         F       Arco    AM/PM       $  975,000
----------------------------------------------------------------------------------------------------------------------------------

712     3366 N. San Gabriel Bl.     Rosemead         Los Angeles     CA       91770         F       Arco    Arco        $  700,000
----------------------------------------------------------------------------------------------------------------------------------

5045    702 W. Broadway Rd.         Phoenix          Maricopa        AZ       85032         F       Arco    AM/PM       $1,230,000
---------------------------------------------------------------------------------------------------------------------------------

5191    4100 California Ave.        Bakersfield      Kern            CA       93309         F       Arco    AM/PM       $  760,000
----------------------------------------------------------------------------------------------------------------------------------

5234    13001 Stockdale Hwy         Bakersfield      Kern            CA       93312         F       Arco    AM/PM       $  585,000
----------------------------------------------------------------------------------------------------------------------------------

5972    64200 20/th/ St./PO Box 938 N. Palm Springs  Riverside       CA       92258         F       Arco    AM/PM       $  750,000
----------------------------------------------------------------------------------------------------------------------------------

999     240 Commerce Dr.            Mammoth Lakes    Mono            CA       93546         F       Arco    AM/PM       $  300,000
----------------------------------------------------------------------------------------------------------------------------------

81633   16096 Slover Ave.           Fontana          San Bernardino  CA       92335         F       Arco    AM/PM       $2,500,000
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Total      $7,800,000
                                                                                                                        ==========

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

LLO               Borrower              Borrower          Borrower             Principal            Chief Executive
Unit:             Legal Name:           Trade Name(s):    Taxpaper I.D. No.:   Agreement:           Office Street:
-----             -----------           --------------    ------------------   ----------           --------------
---------------------------------------------------------------------------------------------------------------------------------

609      LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

712      LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5045     LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5191     LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5234     LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

5972     LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

999      LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Independent    23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

81633    LLO Gas, Inc., a Delaware Corporation    None     77-0489023          Arco           23805 Stuart Ranch Road, Suite 265
---------------------------------------------------------------------------------------------------------------------------------

LLO     Chief Executive   Chief Executive   Chief Executive
Unit:    Office County:    Office County:    Office State:
-----    ------------      ------------      -------------
-----------------------------------------------------------

609      Malibu           Los Angeles           California
-----------------------------------------------------------

712      Malibu           Los Angeles           California
-----------------------------------------------------------

5045     Malibu           Los Angeles           California
-----------------------------------------------------------

5191     Malibu           Los Angeles           California
-----------------------------------------------------------

5234     Malibu           Los Angeles           California
-----------------------------------------------------------

5972     Malibu           Los Angeles           California
-----------------------------------------------------------

999      Malibu           Los Angeles           California
-----------------------------------------------------------

81633    Malibu           Los Angeles           California
-----------------------------------------------------------

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE

                                                                                Lease
LLO      Chief Executive                    Account No.                          Type        Lease      Lease          Remaining
Unit     Office Zip:       Local Bank:      Deposit:       Acquisitions:    "L, GL, SL":     Payment    Expiration:    Lease Term:
----     -----------       -----------      --------       -------------    ------------     -------    -----------    -----------
----------------------------------------------------------------------------------------------------------------------------------

609      90265    Bank of America                          Arco 10/99              n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

712      90265    Bank of America                          Arco 1099               n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

5045     90265    Bank of America                          Arco 10/99              n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

5191     90265    Bank of America                          Arco 1099               n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

5234     90265    Bank of America                          Arco 10/99              n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

5972     0265     Bank of America                          Arco 1099               n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

999      265      Bank of America                          n/a                     n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

81633    90265    Bank of America                          Time Out, LLC 10-99     n/a       n/a            n/a        n/a
----------------------------------------------------------------------------------------------------------------------------------

LLO
Unit     Record Owner:
----     ------------
------------------------------------------------

609      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

712      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5045     LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5191     LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5234     LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

5972     LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

999      LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

81633    LLO-GAS, INC., a Delaware Corporation
------------------------------------------------

                                 LLO-GAS, INC.
                             INFORMATION SCHEDULE


                    [Cost before depreciation -

                                                                       Hazard
LLO      Principle                                                   Insurance      Liability       Workers" Comp          BU
Unit     Shareholder         Limitation    Permitted Transferees     (D&T Cost)     Insurance         Insurance        Insurance
----     -----------         ----------    ---------------------     ----------     ---------         ---------        ---------
---------------------------------------------------------------------------------------------------------------------------------

609      John Castellucci    None                   None                            $1,000,000    State Requirements    6 months

---------------------------------------------------------------------------------------------------------------------------------

712      John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

5045     John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

5191     John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

5234     John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

5972     John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

999      John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

81633    John Castellucci    None                   None                            $1,000,000    State Requirements    6 months
---------------------------------------------------------------------------------------------------------------------------------

LLO        UST
Unit    Insurance
----    ---------
---------------------------

609     Private Insurance

---------------------------

712     Private Insurance
---------------------------

5045    Private Insurance
---------------------------

5191    Private Insurance
---------------------------

5234    Private Insurance
---------------------------

5972    Private Insurance
---------------------------

999     Private Insurance
---------------------------

81633   Private Insurance
---------------------------

                                   EXHIBIT C
                                   ---------
                              Please see attached

                             [STATE OF CALIFORNIA]

                         [SEAL OF STATE OF CALIFORNIA]

                                  BILL JONES
                              SECRETARY OF STATE
                                  SACRAMENTO

CERTIFICATE REQUESTED ON:                                       October 13, 1999

      LLO-GAS, INC., A DELAWARE CORPORATION
      @ANY ADDRESS

FINANCING STATEMENT FILED ON   AUG 26, 1999 AT 1548  FILE NO. 9924360711

       DEBTOR:            LLO-GAS, INC., A DELAWARE CORPORATION
                          ###-##-####
                          LAWS BULK PLANT, 108 DEHY-LAWS
                          BISHOP, CA 93514

       SECURED PARTY:     CAPSTONE CAPITAL, LLC
                          515 MADISON, 21ST FL
                          NEW YORK, NY 10022

FINANCING STATEMENT FILED ON   AUG 26, 1999 AT 1548     FILE NO. 992248360717

       DEBTOR:            LLO GAS, INC., A DELAWARE CORPORATION
                          ###-##-####
                          695 ATWATER BLVD
                          ATWATER, CA 95301


       SECURED PARTY:     CAPSTONE CAPITAL, LLC
                          515 MADISON, 21ST FL
                          NEW YORK, NY 10022


FINANCING STATEMENT FILED ON   AUGUST 26, 1999 AT 1548  FILE No. 9924360720


       DEBTOR:            LLO GAS, INC., A DELAWARE CORPORATION
                          ###-##-####
                          695 ATWATER BLVD
                          ATWATER, CA 95301


CERTIFICATE: 99291-R-0351

                             [STATE OF CALIFORNIA]

                         [SEAL OF STATE OF CALIFORNIA]

                                  BILL JONES
                              SECRETARY OF STATE
                                  SACRAMENTO

(CONTINUED)                      AUGUST 26, 1999 AT 1548        FILE No.9924360720

    SECURED PARTY:       CAPSTONE CAPITAL, LLC
                         515 MADISON, 21ST FL
                         NEW YORK, NY 10022


FINANCING STATEMENT FILED ON     AUG 26, 1999 AT 1548           FILE NO.9924360732

    DEBTOR:              LLO-GAS, INC., A DELAWARE CORPORATION
                         ###-##-####
                         LAWS BULK PLANT, 108 DEHY-LAWS
                         BISHOP, CA 93514


    SECURED PARTY:       CAPSTONE CAPITAL, LLC
                         515 MADISON, 21ST FL
                         NEW YORK, NY 10022


THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, TAX LIENS, ATTACHMENT LIENS AND JUDGMENT LIENS, INCLUDING ANY CHANGE DOCUMENTS RELATING TO THEM, WHICH NAME THE ABOVE DEBTOR AND ARE ON FILE IN MY OFFICE AS OF OCTOBER 06, 1999 AT 1700 HOURS.


                              /s/ Bill Jones
                              -------------------------
                              BILL JONES
                              SECRETARY OF STATE


CERTIFICATE: 99291-R-0351

                       EXHIBIT D - Principal Agreements
                       --------------------------------

Property Description                          Agreements
--------------------                          ----------

ARCO Facility No. 01860                       (1) am/pm MINI MARKET AGREEMENT
3817 W. Third Street                          (2) CONTRACT DEALER AGREEMENT
Los Angeles, California 90020

ARCO Facility No. 05502                       (1) am/pm MINI MARKET AGREEMENT
702 West Broadway                             (2) CONTRACT DEALER AGREEMENT
Phoenix, Arizona 85032

ARCO Facility No. 05212                       (1) am/pm MINI MARKET AGREEMENT
3366 N. San Gabriel Boulevard                 (2) CONTRACT DEALER AGREEMENT
Rosemead, California 91770

ARCO Facility No. 05513                       (1) am/pm MINI MARKET AGREEMENT
13001 Stockdale Highway                       (2) CONTRACT DEALER AGREEMENT
Bakersfield, California 93312

ARCO Facility No. 05972                       (1) am/pm MINI MARKET AGREEMENT
64200 20th Street                             (2) CONTRACT DEALER AGREEMENT
North Palm Springs, California 92258

ARCO Facility No. 06202                       (1) am/pm MINI MARKET AGREEMENT
4100 California Avenue                        (2) CONTRACT DEALER AGREEMENT
Bakersfield, California 93309

ARCO Facility                                 (1) am/pm MINI PARKET AGREEMENT
16096 Slover Avenue                           (2) CONTRACT DEALER AGREEMENT
Fontana, California 92335

                                                                       EXHIBIT E

                            COMPLIANCE CERTIFICATE
                            ----------------------

Convenience Store Finance Company, LLC
10880 Wilshire Boulevard, 21st Floor
Los Angeles, California 90024
Attention: Mr. Steven M. Wheelon

         Re: Loan and Security Agreement, dated as of October __, 1999, by and between CONVENIENCE STORE FINANCE COMPANY, LLC and LLO-GAS, INC., a Delaware corporation (the "Loan Agreement") Section 2.18 - COMPLIANCE CERTIFICATE

         The undersigned ("Borrower") hereby certifies to Secured Party (as defined in the Loan Agreement) that except to the extent set forth on Schedule I attached hereto, (i) all representations and warranties made by Borrower in the captioned Loan Agreement, as of the date hereof, are true in all material respects and correct in all material respects as if made on the date hereof; Borrower has performed all of its material covenants and other Obligations (as defined in the Loan Agreement) required to be performed under the Loan Documents (as defined in the Loan Agreement) as of the date hereof and is in compliance with the financial covenants set forth in Section 2.8 of the Loan Agreement; no Event of Default (as defined in the Loan Agreement) has occurred and Borrower has no reason to believe that an Event of Default will occur any time in the six-month period following the date hereof; and (ii) all written information, written reports, written statements and financial and other written data furnished by Borrower to Secured Party, its agents or representatives since _______________, _____ in connection with Borrower's Loan and the secured Obligations were, on the date so furnished, and are true, complete and correct in all material respects.

         IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be executed and delivered for and on behalf of Borrower, this _____ day of _______________.

                                LLO-GAS, INC.,
                                a Delaware corporation


                                By:_______________________________________
                                     Name:
                                     Title:

                                 LLO-GAS INC.
                      23805 Stuart Ranch Road, Suite 265
                           Malibu, California 90265
                           Telephone: (310) 456-8494

October 26, 1999

Washington Mutual Bank
29211 Heathercliff Road,
Malibu, California 90265

Gentlemen:

         Llo-Gas, Inc., a Delaware corporation, ("Borrower"), hereby notifies you that it has entered into financing arrangements with Convenience Store Finance Company, LLC ("Lender"), pursuant to which Lender may from time to time make loans and advances and provide other financial accommodations to Borrower, and Borrower has granted to Lender a security interest in that certain deposit account ("Deposit Account") maintained by Borrower with you and described below:

         Account Number                Depositor's Name
         --------------                ----------------

         179093369                     Llo-Gas, Inc., a Delaware corporation

         You are hereby irrevocably authorized and directed, without any additional consent or authorization of Borrower, to deliver the Deposit Account and all funds held therein to Lender, its successors or assigns, upon the written request of Lender, or any successor or assign.

         Lender is relying upon this letter agreement in providing financing to us, and this letter agreement shall be binding upon you and your successors and assigns and inure to the benefit of Lender and its successors and assigns. This letter agreement cannot be changed, modified or terminated, except by written agreement signed by Lender.

         Please acknowledge your receipt of, and agreement to, the foregoing by signing in the space provided below.

                               Very truly yours,
                               Llo-Gas, Inc., a Delaware corporation


                               By:_______________________________________
                                      John D. Castellucci, President

Acknowledged and Agreed:
Washington Mutual Bank

By:___________________________
Its:__________________________

                                 Llo-Gas, Inc.
                            23805 Stuart Ranch Road
                                   Suite 265
                           Malibu, California 90265
                           Telephone: (310) 456-8494
                           Facsimile: (310) 456-6094

                               October 22, 1999


VIA FEDERAL EXPRESS
-------------------

The Company Corporation
1013 Centre Road
Wilmington, Delaware 19805

         Re:   Amendment to Certificate of Incorporation

Dear Sir or Madam:

         Enclosed for filing on Monday, October 25, 1999, is an original and three copies of the Amendment to Certificate of Incorporation of Llo-Gas, Inc. Please file the attached Amendment and return a conformed copy to me via facsimile and U. S. Mail.

         Because we were unable to reach you before your close of business, we were unable to determine the exact filing fee for the Amendment. Accordingly, following is my Bank of America Visa number for use in this regard:
4024-0060-0001-6437; Expiration 07/01.

         If you have any questions or encounter any problems filing the Amendment, please telephone me at the above number, or telephone my attorney, Ken Roberts, at (818) 888-3553.

         Thank you for your assistance.

                                             Very truly yours,



                                             John D. Castellucci
                                             President

JDC:cIh
Enclosures

                                 LLO-GAS INC.
                      23805 Stuart Ranch Road, Suite 265
                           Malibu, California 90265
                           Telephone: (310) 456-8494

                               October 26, 1999

Bank of America
5959 Canoga Avenue
Woodland Hills, California 91367

Gentlemen:

         Llo-Gas, Inc., a Delaware corporation, ("Borrower"), hereby notifies you that it has entered into financing arrangements with Convenience Store Finance Company, LLC ("Lender"), pursuant to which Lender may from time to time make loans and advances and provide other financial accommodations to Borrower, and Borrower has granted to Lender a security interest in that certain deposit account ("Deposit Account") maintained by Borrower with you and described below:

         Account Number                 Depositor's Name
         --------------                 ----------------

         1201501636                     Llo-Gas, Inc., a Delaware corporation

         You are hereby irrevocably authorized and directed, without any additional consent or authorization of Borrower, to deliver the Deposit Account and all funds held therein to Lender, its successors or assigns, upon the written request of Lender, or any successor or assign.

         Lender is relying upon this letter agreement in providing financing to us, and this letter agreement shall be binding upon you and your successors and assigns and inure to the benefit of Lender and its successors and assigns. This letter agreement cannot be changed, modified or terminated, except by written agreement signed by Lender.

         Please acknowledge your receipt of and agreement to, the foregoing by signing in the space provided below.

                                   Very truly yours,
                                   Llo-Gas, Inc., a Delaware corporation


                                   By:_______________________________________
                                         John D. Castellucci, President

Acknowledged and Agreed:
Bank of America

By:___________________________
Its:___________________________

                NATIONAL FINANCING STATEMENT (FORM UCC1) TRANS

                                            THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from the date of filing

A    NAME & TEL # OF CONTACT FILER (optional)    B FILING OFFICE ACCOUNT #
                                                    (optional)

C    RETURN COPY TO (Name and Mailing Address)
     [                                                    ]
                  Stroock & Stroock & Lavan LLP
                  2049 Century Park East, Suite 1800
                  Los Angeles, California 90067
                  Attention: Chauncey M. Swalwell, Esq.
     [                                                    ]

D    OPTIONAL DESIGNATION (if applicable). |_| LESSOR/LESSEE |_|CONSIGNOR/CONSIGNEE|_| NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor (1a or 1b)
     1a.      ENTITY'S NAME
     LLO-GAS, INC., a Delaware corporation
     1b.      INDIVIDUAL'S LAST NAME             FIRST NAME       MIDDLE NAME      SUFFIX

1c.  MAILING ADDRESS                CITY:             STATE    COUNTRY          POSTAL CODE
     23805 Stuart Ranch Road        Malibu            CA       USA                   90265
1d.  S.S. OR TAX ID #  OPTIONAL     1e. TYPE OF ENTITY      1f. ENTITY   1g. ENTITY'S ORG I.D.#, if any
                     ADDN'L INFO RE                             OR COUNTY OF
                     ENTITY DEBTOR                              ORGANIZATION   |X| NONE
2.   ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
     2a.      ENTITY'S NAME
     2b.      INDIVIDUAL'S LAST NAME             FIRST NAME                 MIDDLE NAME      SUFFIX
2c.  MAILING ADDRESS                    CITY:             STATE    COUNTRY          POSTAL CODE
2d.  S.S. OR TAX ID #  OPTIONAL         2e. TYPE OF ENTITY    2f.ENTITY'S STATE      2g. ENTITY'S ORG I.D.#, if any
                              ADDN'L INFO RE                       OR COUNTY OF
                              ENTITY DEBTOR                        ORGANIZATION              |_| NONE
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNED) EXACT FULL LEGAL NAME - insert only one debtor name (3a or 3b)
     3a       ENTITY'S NAME   CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company
     3b       INDIVIDUAL'S LAST NAME        FIRST NAME                 MIDDLE NAME      SUFFIX
 3c. MAILING ADDRESS                        CITY:             STATE    COUNTRY          POSTAL CODE
     10880 Wilshire Boulevard, 21st Floor   Los Angeles       CA       USA              90024
4.   This FINANCING STATEMENT covers the following types or items of property

     Con'td.-See Attached Schedule A.

-----------------------------------------------------------------------------------------------------------------------------------
5  CHECK [_]       THIS FINANCING STATEMENT is signed by the Secured                            7   If file in Florida (check one)
                   Party instead of the Debtor to perfect a security                                [_] Documentary [_] Documentary
                   interest (a) in collateral already subject to a security                         Stamp stamp tax paid     tax not
                   interest in another jurisdiction when it was brought into                        applicable
                   this state, or when the debtor's location was  state, or
                   (b) in accordance with other statutory provisions (additional data may be required)



         REQUIRED SIGNATURE(S)                                8 This FINANCING STATEMENT is to be filed (for record)
Cont'd.-See Attached Schedule B.                              |_| (or recorded) in the REAL ESTATE RECORDS
                                                                     Attach Addendum    (If applicable)
-----------------------------------------------------------------------------------------------------------------------------------
                                 9 Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                 (ADDITIONAL FEE)
                                 (Optional)      |_| all Debtors       |_| Debtor 1 |_| Debtor 2
-----------------------------------------------------------------------------------------------------------------------------------

                   NATIONAL FINANCING STATEMENT (FORM UCC1)

                    Schedule "A" to UCC-1 Financing Statement
                    -----------------------------------------

DEBTOR:                     LLO-GAS, INC.
                            23805 Stuart Ranch Road. Suite 265
                            Malibu, California 90265

SECURED PARTY:              CONVENIENCE STORE FINANCE COMPANY, LLC
                            10880 Wilshire Boulevard, 21st Floor
                            Los Angeles, California 90024

     This financing statement covers all the Debtor's right, title and interest in, to and under the following property, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (collectively, the "Collateral

     (a) all Goods (including Inventory and Equipment), General Intangibles. Accounts, certificates of title, fixtures, money, instruments, securities, investment property, documents, chattel paper, credit balances, deposits, deposit accounts, letters of credit, bankers' acceptances, guaranties, credits, claims, choses in action, demands, and all present and future liens, security interests, rights, insurance, remedies, title and interest in, to and in respect of Accounts and other property of every kind and description, and all other personal property, now or hereafter owned, acquired, held, used, sold or consumed in connection with Debtor's business or property and any other property, rights and interests of Debtor which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of the Secured Party or any of its agents, representatives, associates or correspondents, for any purpose, including without limitation, any Replacement Collateral; all additions and accessions thereto, substitutions therefor and replacements and improvements of or to any of the foregoing; all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived therefrom, including any such property received in connection with any disposition thereof and all moneys which may become payable under any policy insuring the foregoing or otherwise required to be maintained hereunder (including return of unearned premium) ("Collateral Revenues"); and

           (d)   all products and proceeds of all or any of the foregoing.

     As used herein, the following terms have the meanings set forth below:

           "Accounts" shall have the meaning accorded to such term in the UCC and shall include all present and future rights of Debtor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, Credit Card Receivables.

          "Credit Card Issuer" shall mean any person (other than Debtor) who issues or whose members issue credit cards, including, without limitation. MasterCard or VISA bank credit or debit cards or other bank credit or debit cards, and American Express. Discover, Diners Club. Carte Blanche and other non-bank credit or debit cards.

          "Credit Card Receivables" shall mean all Accounts consisting of the present and future rights of Debtor to payment for Inventory sold and delivered to customers who have purchased such goods using a credit card or a debit card issued by a Credit Card Issuer.

          "Equipment" shall have the meaning accorded to such term in the UCC and shall include all goods used or bought for use primarily in the business and not included within the Inventory, including machines, computers, fixtures, furnishings, furniture, appliances, vehicles, tools, and supplies, and the like employed in connection with the business, together with all present and future additions, attachments, accessions thereto, all replacements, improvements and betterments thereof and all substitutions therefor.

          "General Intangibles" shall have the meaning accorded to such term in the UCC and shall include agreements, contracts, writings, memoranda, confirmations, passbooks, signature cards, acknowledgments, understandings, contract rights, licenses, leases, permits, filings, consents, and approvals, and all puts, calls, options, warrants, and securities, and all tax and duty refunds, and all security interests, patents, inventions, processes, lists (including customer and suppliers lists), methods, and information (including proprietary information, member lists and information concerning members, sales, business, financial, accounting, forecasts, projections, media, and other information), know how, software, programs, plans, data, blueprints, designs, drawings, surveys, notices, copyrights, trademarks, trade names, trade secrets, service marks, service names, logos and goodwill, going concern value, and market share value and all recordings and registrations thereof, applications for recording or registration, renewals, modifications, supplements, reissues, continuations, extensions, divisions thereof and rights corresponding thereto, and all manuals, standards, practices, mail, advertisements, files, reports, books, catalogs, records, journals, invoices, and bills, and all rights (including voting rights, rights to receive notice or to consent, rights to payment, interest, dividends, distributions or earnings, rights to sue and enforce), powers (including powers of attorney), privileges, benefits, and remedies. relating thereto or arising in connection therewith.

          "Goods" shall have the meaning accorded to such term in the UCC and shall include (i) all Inventory and (ii) all Equipment.

          "Inventory" shall have the meaning accorded to such term in the UCC and shall include all goods held by Debtor for sale or lease or to be furnished under contracts of service, all goods so furnished by Debtor, all raw materials and work in process, and all materials used or consumed in Debtor's business and all documents of title covering any inventory.

          "Replacement Collateral" shall mean those assets of the Debtor-which replace certain Collateral and which have an appraised value equal to or greater than that of the

Collateral which such assets replace and which shall be otherwise acceptable in all respects to the Secured Party.

          "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                   Schedule "B" to UCC-1 Financing Statement
                   -----------------------------------------

     DEBTOR:                   LLO-GAS, INC.
                               2380 Stuart Ranch Road. Suite 26
                               Malibu, California 9026

     SECURED PARTY:            CONVENIENCE STORE FINANCE COMPANY. LLC
                               10880 Wilshire Boulevard, 21 st Floor
                               Los Angeles, California 90024

     ITEM 6. CONTINUED
     SIGNATURE OF DEBTOR:      LLO-GAS, INC.,
                               a Delaware corporation


                               By:_____________________________
                               Name:___________________________